                                                                    EXHIBIT 10.6



                   TECHNOLOGY ASSIGNMENT AND LICENSE AGREEMENT


               THIS TECHNOLOGY ASSIGNMENT AND LICENSE AGREEMENT (the "AGREEMENT") is made and entered into effective as of April 28, 2000 (the "EFFECTIVE DATE") by and between AXYS PHARMACEUTICALS, INC., a Delaware corporation with offices at 180 Kimball Way, South San Francisco, CA 94080 ("AXYS"), and AXYS ADVANCED TECHNOLOGIES, INC., a Delaware corporation with offices at 180 Kimball Way, South San Francisco, CA 94080 ("AAT"). Each of Axys and AAT may be referred to herein individually as a "Party" and jointly as the "Parties."


                                    RECITALS

               WHEREAS, AAT is a wholly-owned subsidiary of Axys, and Axys is willing to assign to AAT all its right, title and interest in and to certain Axys proprietary technology, intellectual property and other business assets useful for the practice of combinatorial chemistry, and AAT is willing to grant to Axys a limited license under such technology and intellectual property solely for Axys' internal drug discovery, development and commercialization business activities, all on the terms set forth below; and

               WHEREAS, Axys intends, forthwith after entering into this Agreement, to sell AAT to Discovery Partners International, Inc. ("DPII") via a reverse triangular merger;

               NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained herein, the Parties hereby agree as follows:

1.      DEFINITIONS

               1.1 "AAT CONTRACTS" means the agreements set forth on Schedule
1.1 hereto.

               1.2 "ADDITIONAL CHEMISTRY ASSETS" means the tangible assets owned by Axys that are being used by AAT as of the Effective Date and/or had heretofore been used in Axys' or AAT's combinatorial chemistry business and that were not previously assigned or otherwise transferred to AAT, all of which are rlisted in Schedule 1.2 attached hereto.

               1.3 "AFFILIATE" means, with respect to a particular Party, another corporation, partnership or similar entity that controls, is controlled by or is under common control with such Party, but in any case, only for the duration of the period that such other corporation, partnership or similar entity controls, is controlled by or is under common control with such Party. For the purposes of the definition in this Section 1.3, the word "control" (including, with correlative meaning, the terms "controlled by" or "under the common control with") means the ownership of at least fifty percent (50%) of the voting stock (or voting or membership interest, if not a corporation) of such entity. For the purposes of clarification, it is the parties' intent that if a corporation, partnership or similar entity ceases to control, be controlled by or be under common control with a particular Party, such entity shall, at the time such control relationship ceases, cease to have any rights under this Agreement, including, without limitation, any license rights




                                       1.

granted pursuant to this Agreement. Notwithstanding the foregoing, Axys and AAT shall be deemed not to be Affiliates of each other.

               1.4 "ASSIGNED CONTRACTS" means the agreements set forth on
Schedule 1.4 hereto, which are assigned to AAT by Axys pursuant to Section
2.1(c).

               1.5 "ASSIGNED KNOW-HOW" means the Information that is Controlled by Axys as of the Effective Date, including, without limitation, the Information identified generally in Schedule 1.5 attached hereto, which is necessary to or used by AAT in its current combinatorial chemistry business, but excluding the Assigned Protocols and Licensed Technology.

               1.6 "ASSIGNED PATENTS" means those patents and patent applications set forth in Schedule 1.6 hereto, and including any and all rights that are Controlled by Axys as of the Effective Date with respect to such patents and patent applications, including without limitation the rights to enforce and file divisional, continuation, continuation-in-part, substitution, reissue, reexamination, and extension and foreign equivalent applications thereof.

               1.7 "ASSIGNED PROTOCOLS" means the Protocols Controlled by Axys that are set forth in Schedule 1.7 hereto, and all trade secret and other intellectual property rights in such Protocols that are Controlled by Axys as of the Effective Date.

               1.8 "ASSIGNED SOFTWARE" means the computer software programs, in object code and, to the extent Controlled by Axys, source code forms, that are either owned by Axys or licensed to Axys and are described generally in Schedule
1.8 hereto, and all documentation for such programs in Axys' possession as of the Effective Date, and all copyright and other intellectual property rights in any of the foregoing that are Controlled by Axys as of the Effective Date. In addition, for purposes of Section 2.2 and Article 6, "Assigned Software" (and therefore also "Assigned Technology" and "Confidential Information") shall include the Post-Effective-Date computer software programs, in object code form, and all documentation for such programs (other than source code), and all copyright and other intellectual property rights, pertaining to the improved user interface which AAT currently proposes to develop between the Effective Date and December 31, 2000 for free delivery to counterparties under the AAT Contracts.

               1.9 "ASSIGNED TECHNOLOGY" means the Assigned Patents, the Assigned Know-How, the Assigned Protocols, and the Assigned Software.

               1.10 "COLLABORATION" means a collaboration agreement or similar agreement establishing a strategic alliance between Axys (or its Affiliate) and a third party corporate (or other business) entity, where the primary goal of such agreement is the collaborative discovery and/or development of drug candidates based on research directed at one or more particular targets or disease areas and where it is anticipated that the role of Axys (or its Affiliate):

                    (a) will not involve only the provision of compounds and/or Protocols received under this Agreement or the Compound Purchase Agreement; and




                                       2.

                    (b) will involve a significant application of other Axys (or its Affiliate's) technology or drug discovery expertise and/or significant efforts by Axys (or its Affiliate's) employees.

               1.11 "COLLABORATION EXCEPTION" means use of combinatorial chemistry technology to design and synthesize compounds as part of a Collaboration and use of such compounds within the scope of such Collaboration.

               1.12 "CONTROLLED" means, with respect to any material, Information or intellectual property right, that Axys owns or has a license to such material, Information or intellectual property right with the right to assign or license (as applicable) such material, Information or intellectual property right as provided herein without violating any agreement with a third party.

               1.13 "INFORMATION" means information and data of any type and in any tangible or intangible form, including without limitation inventions, works of authorship, plans, designs, practices, methods, techniques, specifications, production technical operating procedures, standard operating procedures, protocols under development, formulations, software, formulae, knowledge, know-how, skill, experience, test data, analytical and quality control data, stability data, results of studies and patent and other legal information or descriptions.

               1.14 "LICENSED GENERAL KNOW-HOW" means Information that is Controlled by Axys as of the Effective Date which is now being used by Axys in areas other than combinatorial chemistry, as well as being used in AAT's combinatorial chemistry business.

               1.15 "LICENSED PATENTS" means those patents and patent applications (if any) that are Controlled by Axys as of the Effective Date (including divisional, continuation, continuation-in-part, substitution, reissue, reexamination, and extension and foreign equivalent applications thereof) and are now being used by Axys in areas other than combinatorial chemistry, as well as being used in AAT's combinatorial chemistry business.

               1.16 "LICENSED SOFTWARE" means the computer software programs (if any), in object code and, to the extent Controlled by Axys, source code forms, that are Controlled by Axys (and including all documentation for such programs in Axys' possession as of the Effective Date, and all copyright and other intellectual property rights in any of the foregoing that are Controlled by Axys as of the Effective Date), and are now being used by Axys in areas other than combinatorial chemistry, as well as being used in AAT's combinatorial chemistry business.

               1.17 "LICENSED TECHNOLOGY" means the Licensed Patents, the Licensed General Know-How and the Licensed Software. It is intended that the difference between items identified as Assigned Technology and the items assigned as Licensed Technology is that the patents, software, and Information within the Licensed Technology are those now being used by Axys in areas other than combinatorial chemistry, as well as being used in AAT's combinatorial chemistry business.

               1.18 "LIMITATION" means that Axys (and its Affiliates and permitted sublicensees) shall be entitled to use the Assigned Technology and (within the combinatorial chemistry field of use) the Licensed Technology for, but only for, work performed by Axys and




                                       3.

its Affiliates within their respective facilities (or, in the case of a permitted sublicense under Section 2.2, by the permitted sublicensee within the permitted sublicensee's facilities) as part of Axys' (or its Affiliates') internal research and/or development work in the area of drug discovery, development and commercialization or by Axys or its Affiliates and/or one of their Collaboration partners within the scope of the Collaboration Exception. It is understood and agreed the scope of the Limitation does not permit Axys (or its Affiliate or sublicensee) to transfer to any third party any library or collection of compounds created in connection with Axys' or a permitted sublicensee's use of the Assigned Technology or the Licensed Technology, except to a Collaboration partner in connection with the Collaboration Exception, or to the successor in interest of Axys pursuant to assignment of this Agreement under
Section 7.4. Included within the Limitation are the restrictions on sublicensing included in Section 2.2 and the restrictions on use included in Section 2.3(b). It is understood that any drug or pharmaceutical or diagnostic compound developed based on the foregoing use may be commercialized for any and all prophylactic, therapeutic and diagnostic uses, with the further understanding that such commercial use is not as part of a library or collection of compounds sold or otherwise transferred to a third party for screening or other similar discovery uses.

               1.19 "PROTOCOL" means a detailed set of combinatorial chemistry synthetic methods and standard operating procedures designed to be used for synthesizing a set of related compounds using combinatorial chemistry techniques.

2.      TECHNOLOGY LICENSES AND ASSET TRANSFER

               2.1 ASSIGNMENT OF ASSETS.

                   (a) Axys hereby assigns to AAT all its right, title and interest in and to the Assigned Technology and the Additional Chemistry Assets. Axys assigns the Assigned Technology and the Additional Chemistry Assets to AAT, and AAT hereby accepts such assets as of the Effective Date, "AS IS" and "WHERE IS" and without any warranty and expressly subject to Sections 4.2 and 4.3.

                   (b) The assignment of assets under subsection (a) is pursuant to an executed Bill of Sale, Assignment of Patents and Patent Applications, Assignment of Trademark Applications and Assignment of Copyrights, each in the form attached hereto as Schedule 2.1(b) and delivered by Axys to AAT simultaneously with the execution and delivery of this Agreement. Axys further agrees to undertake all additional actions and execute and deliver all additional documents and instruments reasonably requested by AAT from time to time to perfect AAT's title in and to the Assigned Technology and the Additional Chemistry Assets.

                   (c) Effective as of and after the Effective Date, Axys hereby assigns to AAT all of Axys' rights, claims and benefits (except as otherwise provided in subsection (d)), and delegates all its obligations, responsibilities and liabilities under the Assigned Contracts, and AAT hereby assumes and agrees to perform all Axys' obligations, responsibilities and liabilities and agrees to accept all Axys' rights, claims and benefits (except as otherwise provided in subsection (d)), under the Assigned Contracts. If the counterparty's consent is required but not obtained, Axys shall enforce and receive all rights, claims and benefits in trust for AAT, and deliver over any cash or assets arising therefrom to AAT upon request.




                                       4.

                   (d) The rights in the Assigned Technology assigned to AAT under Section 2.1(a) are expressly subject to any and all license rights that Axys has previously granted to third parties identified on Schedule 2.1(d), under the contracts specified on Schedule 2.1(d), with respect to such technology and intellectual property rights, to the extent and so long as such license rights remain in force.

                   (e) All notebooks, documents, memoranda, reports, files, books, correspondence, lists and other written and graphic records relating to the combinatorial chemistry business, which Axys or its employees, agents or consultants prepared, used or constructed directly in the course of and pursuant to the conduct of Axys' combinatorial chemistry business prior to the Effective Date (collectively, "Business Materials") shall be AAT's exclusive property, and Axys hereby agrees to deliver all Business Materials promptly to AAT at AAT's request.

               2.2 LICENSE GRANT TO AXYS.

                   (a) AAT hereby grants to Axys and Axys' Affiliates the non-exclusive, world-wide, fully paid-up, irrevocable, perpetual, royalty-free license, with the limited right to grant sublicenses as provided below, to use, practice and commercially exploit the Assigned Technology within the scope of the Limitation and not otherwise.

                   (b) Neither Axys nor its Affiliates may sublicense to third parties the rights licensed under this Section 2.2, except (i) to third party contractors for the performance of work, within the scope of the Limitation and not otherwise, paid for by Axys (or its Affiliate) and on Axys' (or its Affiliate's) behalf or (ii) to one or more Collaboration partners of Axys (or its Affiliate) for the performance of work pursuant to the applicable Collaboration within the Collaboration Exception, and not otherwise, in either case pursuant to appropriate written non-disclosure and limitation-of-use agreements.

                   (c) The license rights under this Section 2.2 may be assigned to a successor in interest of Axys pursuant to assignment of this Agreement by Axys as permitted under Section 7.4, but may not otherwise be assigned. Axys and its Affiliates and permitted sublicensees shall not transfer to any third party any library or collection of compounds made by practicing the Assigned Technology as permitted hereunder except in connection with a Collaboration Exception or to the successor in interest of Axys pursuant to assignment of this Agreement under Section 7.4.

               2.3 LICENSE GRANT TO AAT.

                   (a) Axys hereby grants to AAT the non-exclusive (subject to subsection 2.3(b)), world-wide, fully-paid-up, irrevocable, perpetual, royalty-free, assignable, sublicensable license to use, practice and commercially exploit the Licensed Technology solely in the field of combinatorial chemistry and not otherwise. It is understood that Axys and its Affiliates retain the non-exclusive rights under the Licensed Technology within the field of combinatorial chemistry solely for use within the scope of the Limitation, and retain exclusively all rights to the Licensed Technology outside the field of combinatorial chemistry.




                                       5.

                   (b) During the "Term," as such term is defined in that certain Non-Competition and Non-Disclosure Agreement of even date herewith between Axys and DPII, Axys agrees not to use, practice or commercially exploit the Licensed Technology in the field of combinatorial chemistry except within the scope of the Limitation. AAT agrees not to use, practice or commercially exploit the Licensed Technology except within the field of combinatorial chemistry.

               2.4 USER INTERFACE TECHNOLOGY TRANSFER. At the same time as AAT delivers to the counterparties under the AAT Contracts the improved user interface program (and documentation) described in the last sentence of Section 1.8, it shall also deliver the items described in such last sentence of Section
1.8 to Axys (subject to Section 2.2 and Article 6).

               2.5 COMPOUND TRANSFER. AAT covenants that it shall provide to Axys, promptly after its request, at least six micromoles of each compound produced by AAT prior to the Effective Date, without further charge, but excluding any compounds for which Axys has already received at least six micromoles prior to the Effective Date. Such compounds shall be included within the scope of the license rights granted to Axys under Section 2.2 hereof. The Parties agree that in the event that any such requested compounds are not available in the inventory of AAT, AAT will supply to Axys at least six micromoles of other compounds produced by AAT, such compounds to be selected by the good faith discussion of the Parties, such that AAT is not obligated to resynthesize any of the earlier-created compounds.

3.      INTELLECTUAL PROPERTY MATTERS

               3.1 INFRINGEMENT BY THIRD PARTIES. AAT shall have the sole and exclusive right to bring and control any action or proceeding with respect to infringement of any patents owned by AAT, including without limitation the Assigned Patents, at its own expense and by counsel of its own choice.

               3.2 ALLEGATION OF INFRINGEMENT BY THIRD PARTIES. Each Party shall be solely responsible for responding to any claim or allegation of infringement made by a third party against such Party based on its post-Effective-Date actions or activities.

4.      REPRESENTATIONS AND WARRANTIES

               4.1 MUTUAL REPRESENTATIONS AND WARRANTIES. Each Party hereby represents and warrants to the other Party that, as of the Effective Date:

                   (a) such Party is duly organized and validly existing under the laws of the state of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

                   (b) such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement; and such execution, delivery and/or performance does not violate any law, regulation, permit held by such Party, or contract to which such Party is a party;




                                       6.

                   (c) this Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance; and

                   (d) it has the right to enter into this Agreement and to grant the rights granted herein.

               4.2 DISCLAIMER. AAT hereby accepts and assumes title to all the Assigned Technology and the Additional Chemistry Assets, and a license to the Licensed Technology, "AS IS" and "WHERE IS" without any warranties of any kind, either express or implied. AXYS HEREBY DISCLAIMS ANY AND ALL WARRANTIES, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE ADDITIONAL CHEMISTRY ASSETS, THE ASSIGNED TECHNOLOGY AND THE LICENSED TECHNOLOGY, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

               4.3 EXPLANATION. It is understood that, in connection with the sale of AAT by Axys to DPII, Axys will make, in certain other agreements relating to such sale, certain representations, warranties and covenants for the benefit of DPII with respect to (among other things) the Assigned Contracts, the Assigned Technology, the Additional Chemistry Assets and the Licensed Technology, and grant DPII certain indemnification and other rights and remedies with respect to such representations, warranties and covenants. This Agreement's disclaimers, limitations, quitclaim provisions and "AS IS, WHERE IS" provisions are not intended to affect or diminish such representations, warranties, covenants, rights and remedies set forth in such other agreements, but merely to ensure that any liability of Axys to DPII after such sale shall arise primarily under and to the extent defined in such agreements between Axys and DPII instead of under this Agreement. Nonetheless, any liability of Axys to AAT under the express terms of this Agreement may also be enforced by AAT after a sale to DPII.

5.      TERM AND TERMINATION

               5.1 TERM. The Agreement shall commence on the Effective Date and continue in force thereafter indefinitely.

6.      CONFIDENTIALITY

               6.1 LIMITATIONS ON CONFIDENTIAL INFORMATION. As used herein, "Confidential Information" means (a) confidential and proprietary Information within the Assigned Technology that is or has been transferred or disclosed by Axys to AAT plus any confidential and proprietary Information that AAT may subsequently disclose to Axys hereunder and (b) the Compound Information as such term is defined in the Compound Purchase Agreement between the Parties of even date herewith. Axys understands that maintenance of the confidential nature of the Confidential Information may be important to AAT's future use, practice and commercial exploitation of the rights granted to AAT under this Agreement, and thus Axys agrees that it




                                       7.

shall use reasonable efforts to preserve the confidentiality of such Confidential Information and not to publish it, or otherwise disclose it to third parties except under appropriate written confidentiality and limitation-of-use agreements for the purposes of exercising its limited sublicense rights under Section 2.2 of this Agreement or Sections 2.2, 2.3 and
4.1 of the Compound Purchase Agreement.

               6.2 EXCEPTIONS. The obligations set forth in Section 6.1 shall not apply to any Information that Axys can demonstrate by competent written evidence:

                   (a) is or becomes generally available to the public or otherwise part of the public domain other than through any act or omission of Axys in breach of this Agreement;

                   (b) is independently developed by Axys or its Affiliate without using any of the Confidential Information or any other Information previously transferred by Axys to AAT; or

                   (c) is disclosed to Axys by a third party that has no obligation not to disclose such Information to Axys.

               6.3 PERMITTED DISCLOSURE. Notwithstanding the limitations in this
Article 6, Axys may disclose Confidential Information to the extent such disclosure is reasonably necessary in the following instances, but solely for the limited purpose of such necessity:

                   (a) filing or prosecuting patent applications which Axys is allowed to file or prosecute;

                   (b) regulatory and tax filings;

                   (c) defending litigation or (subject to AAT's prior written consent) prosecuting litigation; and

                   (d) complying with applicable governmental laws or regulations or valid court orders.

               Notwithstanding the foregoing, in the event Axys is required to make a disclosure of the Confidential Information pursuant to subsections 6.3(a)
- (d), it will give reasonable advance notice to AAT of such disclosure and endeavor in good faith to secure confidential treatment of such information. In any event, the Parties agree to take all reasonable action to limit or avoid disclosure of Confidential Information hereunder. Further, the Parties agree to consult with one another on the provisions of this Agreement to be redacted in any filings made by a Party with the United States Securities and Exchange Commission or as otherwise required by law.

7.      MISCELLANEOUS

               7.1 GOVERNING LAW. This Agreement shall be governed by the laws of the State of California that apply to contracts negotiated, executed and performed within the State of California.




                                       8.

               7.2 ENTIRE AGREEMENT. This Agreement constitutes the entire, final and complete agreement and understanding between the Parties with respect to the subject matter hereof, and replaces and supersedes all prior discussions and agreements between the Parties with respect to such subject matter. In particular, but without limiting the foregoing, the Parties hereby agree that the Limited Technology and License Agreement, dated as of June, 1999, between the Parties is hereby terminated. No amendment, modification or waiver of any terms or conditions hereof shall be effective unless made in writing and signed by a duly authorized officer of each Party.

               7.3 FURTHER AGREEMENTS. Each Party agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

               7.4 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each of the Parties, their successors and assigns. Axys shall not be entitled to assign the benefits of this Agreement to any Party without the prior post-Effective-Date written consent of AAT, which consent shall not be unreasonably withheld; provided, however, such consent shall not be required for an assignment to the successor in interest of Axys in connection with the merger, acquisition, or consolidation of Axys or the sale of all or substantially all of the assets of Axys. Any assignment in contravention of this
Section 7.4 shall be null, void and of no effect.

               7.5 HEADINGS. The headings of the several sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

               7.6 NOTICE. All notices required or permitted to be given under this Agreement shall be in writing and shall be mailed by registered or certified mail, or delivered by a nationally recognized overnight courier, or delivered by hand to the address set forth in the first paragraph of this Agreement, to the attention of the party's President. All notices shall be deemed to have been given two (2) business days after such notice is mailed, as evidenced by the postmark at the point of mailing, or on the date of personal delivery, if not mailed.

               7.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be an original and all of which shall constitute together the same document.

               7.8 SEVERABILITY. If a court of competent jurisdiction declares any provision of this Agreement invalid or unenforceable, or if any government or other agency having jurisdiction over either AAT or Axys deems any provision to be contrary to any laws, then that provision shall be severed and the remainder of the Agreement shall continue in full force and effect. The Parties further agree to negotiate in good faith with the intention of agreeing to and implementing an amendment to replace such void, invalid, unenforceable, or unlawful provision with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void, invalid, unenforceable or unlawful provision.

               7.9 FURTHER AGREEMENT. Neither Party is obligated by this Agreement to enter into any further agreement of any kind with the other Party.




                                       9.

               7.10 INDEPENDENT CONTRACTORS. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind or commit the other Party in any way. Nothing herein shall be construed to create the relationship of partnership, principal and agent or joint venture between the Parties.

               IN WITNESS WHEREOF, the Parties have executed and delivered this Technology Assignment and License Agreement on the Effective Date.


                                            AXYS PHARMACEUTICALS, INC.

                                            By:    /s/ William J. Newell
                                                   -----------------------------

                                            Name:  William J. Newell
                                                   -----------------------------

                                            Title: Senior Vice President
                                                   -----------------------------



                                            AXYS ADVANCED TECHNOLOGIES, INC.

                                            By:    /s/ William J. Newell
                                                   -----------------------------

                                            Name:  William J. Newell
                                                   -----------------------------

                                            Title: Vice President and Secretary
                                                   -----------------------------



         [SIGNATURE PAGE TO TECHNOLOGY ASSIGNMENT AND LICENSE AGREEMENT]




                                      10.

                                  SCHEDULE 1.1

                                  AAT CONTRACTS


Combinatorial Chemistry Agreement with Daiichi Pharmaceutical Co., Ltd. dated June 30, 1999.

Combinatorial Chemistry Agreement with Allergan, Inc. dated September 27, 1999

Combinatorial Chemistry Agreement with Elitra Pharmaceuticals Inc., dated September 30, 1999

Combinatorial Chemistry Agreement with Novartis Institute for Functional Genomics, Inc., dated December 8, 1999

Combinatorial Chemistry Agreement with L'Oreal Group, dated December 20, 1999

Combinatorial Chemistry Agreement with Monsanto, dated December 21, 1999

Combinatorial Chemistry Agreement with Cephalon, Inc., dated December 21, 1999

Combinatorial Chemistry Agreement with Bristol-Myers Squibb Company, dated December 31, 1999




                                       1.

                                  SCHEDULE 1.2

                           ADDITIONAL CHEMISTRY ASSETS

                                 (see attached)





                                       1.

                            AXYS ADVANCED TECHNOLOGY
                       FIXED ASSET DEPRECIATION ADDITIONS
                           FROM 10/31/99 TO 3/31/2000





                   IN SERVICE  SYSTEM                                                   LTD DEPR
                   DATE        ASSET #  TAG #              DESCRIPTION                  3/31/00
COMPUTER            2/28/93        112  Tag: A2077         1 Indigo 16                     27,000.00
                   10/31/93        120  Tag: A1641         INDIGO 2                        19,157.50
                   10/31/93        123  Tag: A1470         INDIGO                          15,010.00
                    1/31/94        172  Tag: A1654         1 CPU Mac Q                      4,290.00
                   12/31/94        197  Tag: Al747         1 HPLaserj                       2,159.59
                    1/31/95        198  Tag: Al754         Computer - A                     3,342.20
                    5/31/95        203  Tag: A4994         Computer - P                     4,883.15
                   12/31/95        220  Tag: A4826         1 COMPUTER                       1,052.12
                    6/30/96        241  Tag: A4075         2 computer                       3,692.14
                    6/30/96        248  Tag: A2248         2 Powermac                      10,630.55
                    6/30/96        251  Tag: A2349         3 Powermac                      11,590.13
                    9/30/96        266  Tag: A5443         Monitor                          2,110.64
                    12/1/96        728  Tag: A8067         POWERMAC 76                      3,214.48
                     1/1/97        765  Tag: A2352         PDWERMAC 72                      3,145.64
                     1/1/97        766  Tag: A9070         POWERMAC 76                     13,548.05
                     2/1/97        794  Tag: A2712         DELLDIMENS                       2,134.69
                     2/1/97        804  Tag: A2231         MONITOR SM                         936.27
                     3/1/97        859  Tag: A4996         4PCS spare                      26,785.79
                     3/1/97        860  Tag: A2452         APPLE POWER                      7,794.36
                     3/1/97        880  Tag: A2709         2 PCS DELL                       8,963.14
                     5/1/97        922  Tag: A2852         DELL 6200-O                      3,841.38
                     9/1/97       1011  Tag: A2313         5 PCS POWER                     13,848.60
                     4/1/98       1192  Tag: A6162         POWERMAC G3                      1,977.93
                     4/1/98       1193  Tag: A6163         MONITOR SON                        833.35
                     4/1/98       1194  Tag: A6161         HP DESKJET                       1,425.01
                     4/1/98       1195  Tag: A6296         POWERBOOK G                      3,935.18
                     7/1/98       1295  Tag A7027          HP LASERJET                        895.57
                     9/1/98       1383  Tag: A6814         DELLXPS 26                         885.54
                     9/1/98       1405  Tag: A7059         4000N PRINT                        645.60
                     9/1/98       1406  Tag: A7060         4000N PRINT                        645.59
                    10/1/98       1438  Tag: A7080         POWERBOOK G                      3,219.66
                     3/1/97       2434  Tag: 1769          Server U2-2                     12,212.52
                     7/1/96       3259  Tag: 1501          Computer                             -

                    3/31/98       4587  Tag: 3756          Server Sun                      21,310.71
                   11/30/98       4772  Tag: 2929          Unipack B                          560.48
                   11/30/98       4773  Tag: 2928          Unipack B                          560.48
                    1/22/99       4979  Tag: A6978         CompEq Son                         183.12
                    1/22/99       4980  Tag: A6975         CompEq Pow                       1,007.39
                    8/27/99       5286  Tag: A8028         Computer PI                        547.89

                                                                                             ADDT'L
                                                                                             DEPR FR
                    IN SERVIC          GL BALANCE          ACCUM DEPR       GL BALANCE       10/31/99
                    DATE               3/31/00             10/31/99         10/31/99         TO 3/31/2000
COMPUTER             2/28/93                                  27,000.00
                    10/31/93                                  19,157.50                            -
                    10/31/93                                  15,010.00                            -
                     1/31/94                                   4,290.00                            -
                    12/31/94                                   2,159.59                            -
                     1/31/95                                   3,342.20                            -
                     5/31/95                                   4,883.15                            -
                    12/31/95                                   1,052.12                            -
                     6/30/96                                   3,290.82                          401.32
                     6/30/96                                   9,475.06                        1,155.49
                     6/30/96                                  10,330.34                        1,259.79
                     9/30/96                                   2,110.64                            -
                     12/1/96                                   3,125.19                           89.29
                      1/1/97                                   2,970.89                          174.75
                      1/1/97                                  12,785.38                          752.67
                      2/1/97                                   1,956.80                          177.69
                      2/1/97                                     858.25                           78.02
                      3/1/97                                  23,809.00                        2,976.79
                      3/1/97                                   6,928.32                          866.04
                      3/1/97                                   7,967.24                          995.90
                      5/1/97                                   3,292.61                          548.77
                      9/1/97                                  11,614.96                        2,233.64
                      4/1/98                                   1,565.86                          412.07
                      4/1/98                                     659.74                          173.61
                      4/1/98                                   1,128.13                          286.88
                      4/1/98                                   3,115.35                          819.83
                      7/1/98                                     682.33                          213.24
                      9/1/98                                     726.18                          259.36
                      9/1/98                                     475.71                          169.89
                      9/1/98                                     475.70                          169.89
                     10/1/98                                   2,325.31                          894.35
                      3/1/97                                  10,582.18                        1,650.34   [text illegible]
                      7/1/96                                   4,958.00                       (4,958.00)  NOT TRANSFERRED TO
                                                                                                          [AXY]
                     3/31/98                                  16,870.97                        4,439.74   [text illegible]
                    11/30/98                                     385.33                          175.15   [text illegible]
                    11/30/98                                     385.33                          175.15   [text illegible]
                     1/22/99                                     102.77                           80.35
                     1/22/99                                     566.36                          442.03
                     8/27/99                                     156.54                          391.35




                                       2.

                            AXYS ADVANCED TECHNOLOGY
                       FIXED ASSET DEPRECIATION ADDITIONS
                           FROM 10/31/99 TO 3/31/2000


                   IN SERVICE  SYSTEM                                                   LTD DEPR
                   DATE        ASSET #  TAG #              DESCRIPTION                  3/31/00
                    8/27/99       5287  Tag: A8029         Computer PI                        547.89
                    8/27/99       5288  Tag: A8028         Computer 17                         92.39
                    8/27/99       5289  Tag: A8029         Computer 17                         92.39
                    9/14/99       5299  Tag: A6811         Computer De                      1,884.26
                   10/20/99       5331  Tag: A8044         SSF Compute                        211.65
                    3/10/00       5764  Tag: A6111         Comp Eq21" monitor
                    3/10/00       5765  Tag: A8100         Comp Eq Powermac G4
                    3/10/00       5766  Tag: A8110         Comp Eq Powermac G4
                    3/21/00       5768  Tag: A8112         Comp Eq Monitor TMX 412
                    3/21/00       5769  Tag: A8113         Comp Eq Monitor TMX 412
LAB EQUIPMENT       1/31/91        305  Tag: A2052         1Sola Power                      3,900.00
                    9/30/92        308  Tag: A2380         1Pelicon Ca                      4,454.85
                    9/30/93        313  Tag: A3939         1Portion No                      4,000.00
                    6/30/95        323  Tag: A4874         TOMTEC DILU                     21,222.41
                    6/30/95        325  Tag: A2341         Vacuum Pump                      1,299.00
                    3/31/95        326  Tag: A2206         Freezer not                      1,928.82
                   10/31/95        331  Tag: A2841         Vacuum pump                      1,407.25
                    3/31/96        335  Tag: A1239         Turbo Pump                       6,000.00
                    3/31/96        340  Tag: A3941         GeneAmp-Oth                        113.00
                   11/30/95        343  Tag: A3940         1Fumehoods                      31,216.52
                   11/30/95        349  Tag: A1920         Rotary evap                      3,254.89
                   11/30/95        354  Tag: A2757         Balance el                       1,175.72
                   11/30/95        358  Tag: A3252         2 HTS lab r                    171,765.70
                    1/31/94        376  Tag: A2585         Conoentralo                      1,950.00
                    1/31/94        380  Tag: SF592         HPLCSystem                       9,280.00
                    1/31/94        389  Tag: A4764         Balance BA                         945.10
                    1/31/94        394  Tag: A1610         Parbal Bea                      28,316.00
                    1/31/94        398  Tag: A4988         Shaker- env                      5,722.25
                    1/31/94        400  Tag: A4903         Adapter gl                         170.00
                    5/31/92        416  Tag: SF631         1HPLC Semi                      54,745.51
                    5/31/92        417  Tag: A2228         1Fenups un                      16,602.56
                    8/31/92        422  Tag: A3286         Vertishear                       1,076.75
                    8/31/92        433  Tag: A2489         Chromatogre                        776.00
                    2/28/93        437  Tag: A2515         2Roller Rac                      7,002.00
                   12/31/93        454  Tag: A2705         Environment                      5,727.00
                   12/31/93        463  Tag: A2603         Pipeltor - 8                       704.95
                    1/31/95        477  Tag: Al184         Pump - Vacuum                    1,840.00
                    6/30/95        483  Tag: A2005         Vacuum Oven                      2,730.00
                    6/30/95        497  Tag: A1991         SAMPLER DIL                     14,522.80
                    6/30/95        499  Tag: SF717         HP1090 HPLC                     62,002.77

                                                                                              ADDT'L
                                                                                              DEPR FR
                     IN SERVICE        GL BALANCE          ACCUM DEPR       GL BALANCE        10/31/99
                     DATE              3/31/00             10/31/99         10/31/9           TO 3/31/2000
                       8/27/99                                   156.54                          391.35
                       8/27/99                                    26.40                           65.89
                       8/27/99                                    26.40                           65.99
                       9/14/99                                   314.04                        1,570.22
                      10/20/99                                                                   211.65
                       3/10/00                                                                     -
                       3/10/00                                                                     -
                       3/10/00                                                                     -
                       3/21/00                                                                     -
                       3/21/00         242,905.02                           223,084.2
LAB EQUIPMENT          1/31/91                                 3,900.00                            -
                       9/30/92                                 4,454.85                            -
                       9/30/93                                 4,000.00                            -
                       6/30/95                                21,222.41                            -
                       6/30/95                                 1,299.00                            -
                       3/31/95                                 1,928.82                            -
                      10/31/95                                 1,407.25                            -
                       3/31/96                                 5,500.00                          500.00
                       3/31/96                                   103.58                            9.42
                      11/30/95                                31,216.52                            -
                      11/30/95                                 3,254.89                            -
                      11/30/95                                 1,175.72                            -
                      11/30/95                               171,765.70                            -
                       1/31/94                                 1,950.00                            -
                       1/31/94                                 9,230.00                            -
                       1/31/94                                   945.10                            -
                       1/31/94                                28,316.00                            -
                       1/31/94                                 5,722.25                            -
                       1/31/94                                   170.00                            -
                       5/31/92                                54,745.51                            -
                       5/31/92                                16,602.56                            -
                       8/31/92                                 1,076.75                            -
                       8/31/92                                   776.00                            -
                       2/28/93                                 7,002.00                            -
                      12/31/93                                 5,727.00                            -
                      12/31/93                                   704.95                            -
                       1/31/95                                 1,840.00                            -
                       6/30/95                                 2,730.00                            -
                       6/30/95                                14,522.80                            -
                       6/30/95                                62,002.77                            -




                                       3.

                            AXYS ADVANCED TECHNOLOGY
                       FIXED ASSET DEPRECIATION ADDITIONS
                           FROM 10/31/99 TO 3/31/2000





                   IN SERVICE  SYSTEM                                                   LTD DEPR
                   DATE        ASSET #  TAG #              DESCRIPTION                  3/31/00
                    4/30/94        517  Tag: Al137         Freezer Rel                      6,099.00
                    4/30/94        521  Tag: A2722         Freezer Exp                      1,500.00
                    4/30/94        537  Tag: A4881         Racks for C                      5,450.00
                    3/31/96        539  Tag: A4883         Composite R                      9,300.00
                    6/30/96        502  Tag: A8942         BioSafety                        7,658.00
                    6/30/96        564  Tag: A4754         4 306 pump                      46,381.38
                    6/30/96        565  Tag: A4879         4 306 pump                      45,203.17
                    6/30/96        567  Tag: A3948         215Sampler                      12,373.88
                    6/30/96        569  Tag: A3923         Environment                      5,525.80
                    6/30/96        584  Tag: A3238         Fluoslar re                     22,583.59
                    6/30/96        586  Tag: A3243         Column The                       3,263.52
                    6/30/96        591  Tag: A3943         Analytical                       4,662.49
                    8/31/96        595  Tag: A3251         Saw-Isomer                       2,782.79
                    8/31/96        599  Tag: A1708         Computer - C                     2,667.61
                    8/31/96        601  Tag: A2389         NECGNC 4MB                       1,218.69
                    8/31/96        604  Tag: A2016         Powetmac 75                      2,517.21
                    8/31/96        606  Tag: A2038         Powermac 76                     14,775.06
                    8/31/96        609  Tag: A2222         Powermac 76                     10,612.73
                    8/31/96        632  Tag: A2200         Rotary Evap                      2,750.63
                    8/31/96        637  Tag: A2484         Oven-Vacuum                      1,429.60
                    9/30/95        644  Tag: A1173         Fraction Co                      3,150.74
                   10/31/93        646  Tag: A4901         Temperature                      1,034.14
                   10/31/93        656  Tag: A3983         Vacuum Pump                      6,442.00
                   10/31/93        658  Tag: A4765         Mettler Bal                      3,030.00
                    7/31/93        665  Tag: A4068         Vacuum Pump                      1,030.40
                    7/31/93        668  Tag: A2706         Shekel- env                      1,022.58
                    9/30/96        676  Tag: A4880         Pumphead                         1,084.49
                    12/1/96        734  Tag: A4753         PUMPHEAD M                       1,008.83
                    12/1/96        738  Tag: A2612         BALANCE ANA                      1,810.68
                    12/1/96        739  Tag: A2613         ANALYTICAL                       1,810.68
                    12/1/96        742  Tag: A2610         EVAPORATOR                       2,185.94
                    12/1/96        743  Tag: A2621         EVAPORATOR                       2,185.94
                    12/1/96        746  Tag: A3982         PUMP22 I-W                       1,671.87
                    12/1/96        747  Tag: A3231         HYDRA 96 MI                     13,350.83
                    12/1/96        753  Tag: A2635         ANALYTICAL                       1,809.94
                    12/1/96        754  Tag: A2636         ROTARY EVAP                      2,332.18
                    12/1/96        755  Tag: A2637         ROTARY EVAP                      2,332.18
                    12/1/96        756  Tag: A2676         ISOGRATI C P                     3,680.49
                     1/1/97        774  Tag: 42719         SHAKER- REC                      2,602.72
                     1/1/97        778  Tag: Al829         BUCHI ROTAR                      2,618.18

                                                                                          ADDT'L
                                                                                          DEPR FR
                 IN SERVICE         GL BALANCE          ACCUM DEPR       GL BALANCE       10/31/99
                 DATE               3/31/00             10/31/99         10/31/99         TO 3/31/2000
                  4/30/94                                   6,099.00                            -
                  4/30/94                                   1,500.00                            -
                  4/30/94                                   5,450.00                            -
                  3/31/96                                   8,525.00                          775.00
                  6/30/96                                   6,626.15                          832.46
                  6/30/96                                  41,339.92                        5,041.46
                  6/30/96                                  40,289.78                        4,913.39
                  6/30/96                                  11,028.88                        1,344.99
                  6/30/96                                   4,925.16                          600.64
                  6/30/96                                  20,128.85                        2,454.74
                  6/30/96                                   2,908.78                          854.74
                  6/30/96                                   4,155.70                          508.79
                  8/31/96                                   2,466.56                          316.23
                  8/31/96                                   2,364.47                          303.14
                  8/31/96                                   1,080.20                          138.49
                  8/31/96                                   2,231.17                          286.04
                  8/31/96                                  13,096.07                        1,678.99
                  8/31/96                                   9,406.74                        1,205.99
                  8/31/96                                   2,438.05                          312.58
                  8/31/96                                   1,267.14                          162.46
                  9/30/95                                   3,150.74                            -
                 10/31/93                                   1,034.14                            -
                 10/31/93                                   6,442.00                            -
                 10/31/93                                   3,030.00                            -
                  7/31/93                                   1,030.40                            -
                  7/31/93                                   1,022.58                            -
                  9/30/96                                     958.38                          126.11
                  12/1/96                                     882.72                          126.11
                  12/1/96                                   1,584.34                          226.34
                  12/1/96                                   1,584.34                          226.34
                  12/1/96                                   1,912.70                          273.24
                  12/1/96                                   1,912.70                          273.24
                  12/1/96                                   1,462.88                          208.99
                  12/1/96                                  11,681.97                        1,668.86
                  12/1/96                                   1,583.70                          226.24
                  12/1/96                                   2,040.65                          291.53
                  12/1/96                                   2,040.65                          291.53
                  12/1/96                                   3,220.43                          460.06
                   1/1/97                                   2,269.03                          338.69
                   1/1/97                                   2,282.52                          335.86




                                       4.

                            AXYS ADVANCED TECHNOLOGY
                       FIXED ASSET DEPRECIATION ADDITIONS
                           FROM 10/31/99 TO 3/31/2000





                   IN SERVICE  SYSTEM                                                   LTD DEPR
                   DATE        ASSET #  TAG #              DESCRIPTION                  3/31/00
                     1/1/97        779  Tag: A2749         METTLER TOL                      1,116.65
                     2/1/97        806  Tag: A2717         GILSON 215                       9,115.35
                     2/1/97        808  Tag: A2746         BALANCE ANA                      4,640.57
                     2/1/97        810  Tag: A2755         BALANCE ANA                      1,038.98
                     2/1/97        817  Tag: A4884         2 HPLC 1100                     70,746.73
                     2/1/97        818  Tag: A2776         FREEZER EXP                      1,224.45
                     2/1/97        819  Tag: A2782         DISPENSER W                      1,736.48
                     2/1/97        822  Tag: A2804         PUMPVACUUM                       3,009.22
                     2/1/97        823  Tag: A2803         PUMPVACUUM                       1,504.62
                     2/1/97        827  Tag: A2718         SYRINGE PUM                        982.43
                     2/1/97        839  Tag: A3924         SHAKER RECI                        959.91
                     2/1/97        841  Tag: A2821         433A-01 PE                      46,348.88
                     3/1/97        844  Tag: A2774         UPRIGHT F RE                     4,154.45
                     3/1/97        845  Tag: A2775         UPRIGHT F RE                     4,154.45
                     3/1/97        846  Tag: A2810         UPRIGHT FRE                      4,154.45
                     3/1/97        849  Tag: A2747         MODULINE 12                      2,556.28
                     3/1/97        852  Tag: A4991         GILSON PREP                     39,743.64
                     3/1/97        881  Tag: A2901         SPEEDVAC EV                      7,322.27
                     5/1/97        901  Tag: A2999         SHIMADZU HP                     14,000.75
                     5/1/97        908  Tag: A3004         COMPLETE 11                     30,809.28
                     6/1/97        933  Tag: A3083         PS API150 M                     91,119.23
                     6/1/97        939  Tag: A3081         HYDRA-96 RB                     13,801.88
                     6/1/97        944  Tag: A3090         BALANCE MET                      2,600.79
                     6/1/97        945  Tag: A4733         VACUUM DONT                        766.77
                     7/1/97        952  Tag: A3088         CONTROLLER                       1,182.42
                     7/1/97        954  Tag: A2907         HP 8453 UV                       7,275.54
                     8/1/97        977  Tag: A8131         VACUUM PUMP                      1,267.57
                     9/1/97        997  Tag: A4890         4 SETS SURG                      4,650.05
                    10/l/97       1036  Tag: A4824         ROLIFT WALK                      3,867.49
                    11/l/97       1049  Tag: A3204         HYDRA-96 FL                     10,870.01
                    12/1/97       1081  Tag: A3229         2 PCS VAGUU                      2,097.00
                    12/1/97       1083  Tag: A3201         215GILSON                        8,299.56
                    12/1/97       1086  Tag: A3240         REFRIGERATO                        785.54
                    12/1/97       1087  Tag: A3227         2 PCS ROTAR                      3,798.84
                    12/1/97       1088  Tag: A3223         4 PCS MODIF                      2,061.08
                    12/1/97       1089  Tag: A3218         4 PCS CUXTO                      5,770.56
                    12/1/97       1090  Tag: A3232         2 PCS DIAPH                      1,082.08
                    12/1/97       1094  Tag: A3235         MASTERPRO B                      1,060.86
                    12/1/97       1096  Tag: A3944         ANALYTICAL                       1,433.66
                     1/1/98       1103  Tag: A3236         PUMPRV 5 T                         635.23

                                                                             ADDT'L
                                                                             DEPR FR
                                                                             ADDT'L DEPR
                       GL BALANCE          ACCUM DEPR       GL BALANCE       FR 10/31/99
                       3/31/00             10/31/99         10/31/99         TO 3/31/2000
                                                 973.49                          143.18
                                               7,915.98                        1,199.38
                                               4,203.66                          636.97
                                                 902.27                          136.71
                                              61,437.94                        9,308.79
                                               1,063.34                          161.11
                                               1,507.99                          228.49
                                               2,613.27                          395.95
                                               1,306.64                          197.98
                                                 853.17                          129.26
                                                 833.60                          126.31
                                              40,250.35                        6,088.54
                                               3,593.04                          561.41
                                               3,593.04                          561.41
                                               3,593.04                          561.41
                                               2,210.82                          345.44
                                              34,372.88                        5,370.76
                                               6,332.78                          989.49
                                              12,000.64                        2,000.11
                                              26,407.95                        4,401.33
                                              77,714.22                       13,399.01
                                              11,712.19                        2,029.69
                                               2,218.32                          382.47
                                                 654.01                          112.76
                                               1,003.26                          179.16
                                               6,173.18                        1,102.36
                                               1,069.51                          198.05
                                               3,900.04                          750.01
                                               3,222.90                          644.59
                                               8,995.87                        1,874.14
                                               1,722.54                          374.46
                                               6,817.50                        1,482.06
                                                 645.27                          140.27
                                               3,120.48                          678.86
                                               1,693.03                          368.05
                                               4,740.10                        1,030.46
                                                 838.84                          193.24
                                                 871.42                          189.44
                                               1,177.65                          256.01
                                                 517.59                          117.64



                                       5.

                            AXYS ADVANCED TECHNOLOGY
                       FIXED ASSET DEPRECIATION ADDITIONS
                           FROM 10/31/99 TO 3/31/2000





                   IN SERVICE  SYSTEM                                                   LTD DEPR
                   DATE        ASSET #  TAG #              DESCRIPTION                  3/31/00
                     1/1/98       1109  Tag: OT137         TREEZEMOBIL                      6,409.45
                     1/1/98       1118  Tag: N/A           GENEVAC HT                      30,133.64
                     2/1/98       1122  Tag: A3251         FLEXCHEM RO                      4,174.84
                     2/1/98       1123  Tag: A3249         FLEXCHEM RO                      5,863.54
                     2/1/98       1124  Tag: A3252         TECAN GENES                     43,137.58
                     2/1/98       1129  Tag: A3253         DELLOPTIFL                       1,486.06
                     3/1/98       1150  Tag: A3272         HYDRA - 96 R                     9,336.56
                     4/1/98       1159  Tag: A6018         RECIPROCAL                         487.99
                     4/1/98       1160  Tag: A6019         RECIPROCAL                         487.99
                     4/1/98       1183  Tag: A6160         RECIPROCAL                         487.99
                     2/6/97       1196  Tag: SF146         Robol for c                     31,48l.24
                     5/1/98       1200  Tag: A7055         API150 MAS                      55,391.72
                     5/1/98       1201  Tag: A6297         215LIQUID                        7,265.17
                     5/1/98       1203  Tag: A6307         HYDRA-96R                        8,589.63
                     5/1/98       1206  Tag: A6732         ENHANCED DA                        886.77
                     5/1/98       1207  Tag: A6731         SYSTEM CONT                      4,082.23
                     5/1/98       1212  Tag: A6450         SEDEX 55 E.                      6,390.75
                     5/1/98       1213  Tag: A6595         SEDEX 55 E.                      6,390.75
                     5/1/98       1214  Tag: A6584         HP BINARY P                      4,926.73
                     5/1/98       1215  Tag: A6585         HP BINARY P                      4,926.72
                     5/1/98       1216  Tag: A6586         HP 1100 VAC                        966.02
                     5/1/98       1217  Tag: A6585         HP 1100 VAC                        966.02
                     5/1/98       1218  Tag: A6588         HP 1100 THE                      1,616.07
                     5/1/98       1219  Tag: A6589         HP 1100 THE                      1,616.07
                     5/1/98       1220  Tag: A6590         HP 1100 DIOD                     4,926.72
                     5/1/98       1221  Tag: A6591         HP 1100 DIOD                     4,926.72
                     5/1/98       1222  Tag: A6440         HP 1100 BINA                     4,926.72
                     5/1/98       1223  Tag: A6441         HP 1100 VAC                        966.02
                     5/1/98       1224  Tag: A6442         HP 1100 AUT                      3,703.09
                     5/1/98       1225  Tag: A6444         HP 110 DIOD                      5,423 83
                     5/1/98       1226  Tag: A6443         HP 1100 THE                        972.05
                     5/1/98       1227  Tag: A6445         SINGLE lNST                      5,960.38
                     8/1/98       1375  Tag: A7032         RAININ GRAD                     19,562.29
                     9/1/98       1381  Tag: A7011         SERIAL TEAC                        382.23
                    10/1/98       1414  Tag: A7067         Pump corrosion resistant           813.43
                    10/1/98       1431  Tag: A7074         HYDRA 96 FL                      6,941.53
                    10/1/98       1432  Tag: A7069         RECIPROCAL                         353.16
                    10/1/98       1433  Tag: A7070         RECIPROCAL                         353.16
                    10/1/98       1434  Tag: A7071         RECIPROCAL                         353.17
                    10/1/98       1440  Tag: N/A           IMPACRT 2-8                        704.32

                                                                             ADDT'L
                                                                             DEPR FR
                                                                             ADDT'L DEPR
                       GL BALANCE          ACCUM DEPR       GL BALANCE       FR 10/31/99
                       3/31/00             10/31/99         10/31/99         TO 3/31/2000
                                               5,211.41                        1,196.04
                                              24,553.33                        5,580.31
                                               3,371.98                          802.86
                                               4,735.93                        1,127.61
                                              34,841.89                        8,295.69
                                               1,200.27                          285.79
                                               7,469.25                        1,867.31
                                                 386.33                          101.66
                                                 386.33                          101.66
                                                 386.33                          101.66
                                              27,338.98                        4,142.26
                                              43,350.03                       12,041.69
                                               5,685.78                        1,579.39
                                               6,722.32                        1,867.31
                                                 693.99                          192.78
                                               3,194.79                          887.44
                                               5,001.46                        1,389.29
                                               5,001.46                        1,389.29
                                               3,855.69                        1,071.04
                                               3,855.69                        1,071.03
                                                 756.01                          210.01
                                                 756.01                          210.01
                                               1,264.75                          351.32
                                               1,264.75                          351.32
                                               3,855.69                        1,071.03
                                               3,855.69                        1,071.03
                                               3,855.69                        1,071.03
                                                 756.01                          210.01
                                               2,898.07                          805.02
                                               4,244.74                        1,179.09
                                                 760.74                          211.31
                                               4,664.64                        1,295.74
                                              14,871.71                        4,890.58
                                                 281.64                          100.59
                                                 587.47                          225.96
                                               5,013.32                        1,928.21
                                                 255.06                           98.10
                                                 255.06                           98.10
                                                 255.06                           98.11
                                                 508.68                          195.64




                                       6.

                            AXYS ADVANCED TECHNOLOGY
                       FIXED ASSET DEPRECIATION ADDITIONS
                           FROM 10/31/99 TO 3/31/2000





                   IN SERVICE  SYSTEM                                                   LTD DEPR
                   DATE        ASSET #  TAG #              DESCRIPTION                  3/31/00     0
                    10/1/98       1441  Tag: N/A           IMPACT 2-12                        773.11
                    10/1/98       1442  Tag: A7078         TOWDOOR RE                         534.26
                    10/1/98       1443  Tag: A7081         HYDRA 96 DI                      6,941.53
                    11/1/98       1449  Tag: A7066         HP 35900E A                        857.59
                    11/1/98       1459  Tag: A7087         Reciprocal                         336.45
                    12/1/98       1488  Tag: A7099         BUCHI MODEL                        879.71
                    12/1/98       1489  Tag: A7100         BUCHI MODEL                        879.71
                    12/1/98       1490  Tag: A7101         BUCHI MODEL                        879.71
                    12/1/98       1491  Tag: A7102         BUCHI MODEL                        879.71
                    12/1/98       1493  Tag: A7103         BALANCE-S                          732.67
                    12/1/98       1496  Tag: A7094         HT 12EVAPOR                     28,292.51
                    12/1/98       1497  Tag: A7470         DIGITAL VAC                        327.26
                    12/1/98       1498  Tag: A7108         DIGITAL VAC                        327.25
                     1/1/99       1508  Tag: A7109         WORKSTATION                        592.08
                     1/1/99       1511  Tag: A7114         MODULINE 12                        446.28
                    12/7/98       4902  Tag. A7117         LabEq Ove                          546.07
                   11/18/98       4905  Tag: A7110         Reciprocal                         294.80
                     2/5/99       4908  Tag: A7155         LabEq-Frz                        1,289.09
                     2/5/99       4909  Tag: A7156         LabEq Frz                        1,289.09
                    2/23/99       5024  Tag: A7160         LabEq Free                       3,230.79
                    2/23/99       5025  Tag: A7161         LabEq Unit                       4,970.32
                    2/23/99       5026  Tag:               LabEq Gene                       2,680.22
                    2/24/99       5027  Tag:               LabEq Fume                       4,233.18
                     3/9/99       5039  Tag: A7162         LabEq Auto                       4,421.39
                    3/24/99       5054  Tag: A7168         LabEq Acqu                       2,844.78
                    3/24/99       5055  Tag: A7168         LabEq SGI                        2,938.66
                    3/24/99       5056  Tag: A7168         LabEq Jus                          283.54
                    3/15/99       5079  Tag:               LabEq HPLC                      16,428.58
                    6/11/99       5088  Tag: A7202         LabEq Flex                       7,250.05
                    5/28/99       5095  Tag: A7198         LabEq Lang                         264.87
                    1/19/99       5204  Tag: 7163          LabEq HPLC                      13,471.66
                    7/19/99       5227  Tag: A8020         LabEq HPLC                       7,403.76
                    5/18/99       5229  Tag: A7170         LabEq Rel                          289.59
                    7/21/99       5239  Tag:               LabEq Auto                       6,902.01
                   12/15/98       5252  Tag: A7110         LabEq Shak                         577.22
                     1/7/99       5254  Tag: A7128         LabEq Vacu                         593.17
                     1/7/99       5255  Tag: A7124         LabEq Auto                       2,264.11
                     1/7/99       5256  Tag: A7125         LabEq Ther                         596.84
                     1/7/99       5257  Tag: A7126         LabEq Vari                       1,379.65
                    8/25/99       5297  Tag: A2026         LabEq Bala                         412.59

                            AXYS ADVANCED TECHNOLOGY
                       FIXED ASSET DEPRECIATION ADDITIONS
                           FROM 10/31/99 TO 3/31/2000


                                                                             ADDT'L
                                                                             DEPR FR
                                                                             ADDT'L DEPR
                       GL BALANCE          ACCUM DEPR       GL BALANCE       FR 10/31/99
                       3/31/00             10/31/99         10/31/99         TO 3/31/2000
                                                 558.35                          214.76
                                                 385.85                          148.41
                                               5,013.32                        1,928.21
                                                 605.35                          252.24
                                                 237.49                           98.96
                                                 604.80                          274.91
                                                 604.80                          274.91
                                                 604.80                          274.91
                                                 604.80                          274.91
                                                 503.71                          228.96
                                              16,013.60                         7278.91
                                                 224.99                          102 27
                                                 224.98                          102.27
                                                 394.72                          197.36
                                                 297.52                          148.76
                                                 318.05                          228.02
                                                 171.70                          123.10
                                                 708.30                          580.79
                                                 708.30                          580.79
                                               1,775.16                        1,455.63
                                               2,730.95                        2,239.37
                                               1,472.65                        1,207.57
                                               2,325 92                        1,907.26
                                               2,368 60                        2,052.79
                                               1,524.00                        1,320.78
                                               1,574.28                        1,364.38
                                                 151.80                          131.64
                                                8801.02                        7,627.56
                                               3,222.24                        4,027.81
                                                 132.43                          132.44
                                               7,031.33                        6,440.53
                                               2,776.41                        4,627.35
                                                 135.41                          154.45
                                               2,588.25                        4,313.76
                                                 284.31                          292.91
                                                 279.63                          313.54
                                               1,067.37                        1,196.74
                                                 281.37                          315.47
                                                 650.40                          729.25
                                                 117.88                          294.71




                                       7.

                            AXYS ADVANCED TECHNOLOGY
                       FIXED ASSET DEPRECIATION ADDITIONS
                           FROM 10/31/99 TO 3/31/2000





                   IN SERVICE  SYSTEM                                                   LTD DEPR
                   DATE        ASSET #  TAG #              DESCRIPTION                  3/31/00
                    10/4/99       5322  Tag: A8033         Impact Exp                         112.32
                    10/4/99       5323  Tag: A8034         Impact Exp                         112.32
                    10/4/99       5324  Tag A8035          Impact 2-12                        111.15
                    10/4/99       5325  Tag: A8036         Impact 2-12                        111.15
                    10/4/99       5326  Tag: A8037         Impact 2-12                        111.15
                    10/5/99       5327  Tag: A8038         Impact 2 8                         101.65
                    10/5/99       5328  Tag: A8039         Impact 2 8                         101.65
                    10/5/99       5329  Tag: A8040         Impact 2 8                         101.65
                    9/29/99       5338  Tag: A8032         LabEq Isop                       4,877.46
                    9/21/99       5339  Tag:               LabEq Isop                       4,877.81
                    12/1/99       5349  Tag: RECV          LabEq Fume                       7,943.94
                   11/29/99       5355  Tag: A8057         LabEq Serf                         130.47
                    12/6/99       5356  Tag: A8059         LabEq Chro                         301.20
                   12/10/99       5637  Tag: A8063         Lab Funn                            95.22
                   12/17/99       5638  Tag: A8064         LabEq RS23                         100.29
                   12/30/99       5639  Tag: A8073         LabEq Save                       1,147.17
                   12/30/99       5640  Tag: A8074         LabEq Save                       1,147.17
                    1/13/00       5642  Tag: A8077         LabEq Save                         770.70
                    1/13/00       5643  Tag: A8078         LabEq Save                         770.70
                    12/2/99       5645  Tag: A8060         LabEq Pon                          165.57
                    12/7/99       5647  Tag: A8061         LabEq Oxyg                         132.84
                    1/11/00       5648  Tag: A8079         LabEq Save                         752.96
                    1/10/00       5649  Tag: A8065         LabEq Free                          65.14
                    12/1/99       5650  Tag: A8057         LabEq Recip                         62.27
                    12/1/99       5651  Tag: A8058         LabEq Recl                          62.27
                     2/2/00       5692  Tag: A3238         LabEq Fast Stack                   130.00
                                                           Microlrlre
                     1/4/00       5693  Tag: A8066         LabEq H B                        1,290.78
                   11/16/99       5694  Tag: A8042         2000 Lab Eq HP B                 1,139.80
                    1/26/00       5695  Tag: A2228         2000 Lab Eq Optx                   578.82
                     2/5/00       5713  A8064              Lab Eq RS232 Interface              40.83
                    1/17/00       5719  Tag: A8082         2000 Speedvac sy                   413.21
                    2/22/00       5720  A8097              Lab Eq Oven frg micro               94.57
                                                           vacuum
                    3/17/00       5767  A8115              Lab Eq Advanced Video
                                                           Microsoft
Furniture           9/30/93         32  Tag: A3912         6 Flexion I                      2,321.00
                    5/30/94         35  Tag A2853          1 Modular F                      9,905.61
                    6/30/96         55  Tag SEE C          40 Concert                      13,776.61
                    7/31/96         58  Tag: A3973         6 Superior                       2,221.50
                     9/1/97       1013  Tag: SEE C         4 PCS TASK                         536.92


                                                                            ADDT'L
                                                                            DEPR FR
                                                                            ADDT'L DEPR
                      GL BALANCE          ACCUM DEPR       GL BALANCE       FR 10/31/99
                      3/31/00             10/31/99         10/31/99         TO 3/31/2000
                                                                                112.32
                                                                                112.32
                                                                                111.15
                                                                                111.15
                                                                                111.15
                                                                                101.65
                                                                                101.65
                                                                                101.65
                                             812.91                           4,064.55
                                             812.91                           4,064.90
                                                                              7,943.94
                                                                                130.47
                                                                                301.20
                                                                                 95.22
                                                                                100.29
                                                                              1,147.17
                                                                              1,147.17
                                                                                770.70
                                                                                770.70
                                                                                165.57
                                                                                132.84
                                                                                752.96
                                                                                 65.14
                                                                                 62.27
                                                                                 62.27
                                                                                130.00

                                                                              1,290.76
                                                                              1,139.80
                                                                                413.21
                                                                                 40.83
                                                                                413.21
                                                                                 94.57

                      1,597,063.05                         1,368,647.24           -

Furniture                                     2,321.00                            -
                                              9,905.61                            -
                                             12,279.15                        1,497.45
                                              1,974.66                          246.84
                                                450.32                           86.60




                                       8.

                            AXYS ADVANCED TECHNOLOGY
                       FIXED ASSET DEPRECIATION ADDITIONS
                           FROM 10/31/99 TO 3/31/2000





                   IN SERVICE  SYSTEM                                                   LTD DEPR
                   DATE        ASSET #  TAG #              DESCRIPTION                  3/31/00
                     9/1/97       1027  Tag: A3150         6 PCS CHAIR                        593.97
                    11/1/97       1047  Tag: SEE C         20 PCS OFFI                      2,320.96
                    11/1/97       1048  Tag: SEE C         10 GUEST CH                        636.75
                     7/1/98       1051  Tag: SEE C         10 pcs office chair              1,160.49
                                                           burgundy
                    10/1/98       1271  Tag: N/A           BOBREED's                        3,809.54
                     4/1/99       1428  Tag: N/A           FURNITURE F                      1,460.30
                    12/1/99       5057  Tag:               Fn Glassware                       679.80
Fixture             4/12/99       5350  Tag:               Retrofit Ex                        447.66
                     7/1/96       5096  Tag:               Fx Frames I                        396.44
                    5/31/93       3258  Tag: 1501          Storage Ser                     67,312.50
                    5/31/93       1581  Tag: A1035         800Per Mon                         155.00
                    6/30/93       1592  Tag: A4078         Chromatogra                      2,441.00
                    6/30/93       1630  Tag: A5408         6 Tables                           221.39
                    6/30/93       1631  Tag: A5000         6 Tables                           221.39
                    6/30/93       1632  Tag: A3867         6 Tables                           221.39
                    6/30/93       1633  Tag: A3871         5 Tables                           202.67
                    6/30/93       1640  Tag: A2995         LaserWriter                      2,597.99
                    7/31/93       1652  Tag: A2080         Rotary Cull                        430.10
                    7/31/93       1661  Tag: A4777         Tekmar Spee                        298.00
                    7/31/93       1662  Tag: A4778         Electrophor                        785.00
                    7/31/93       1675  Tag: A4779         604U-R Auto                      3,137.00
                    7/31/93       1677  Tag: A4780         Rotor Horiz                        561.00
                    7/31/93       1678  Tag: A2229         VacGage w-                         273.27
                    7/31/93       1679  Tag: A4781         Rotor- Hori                        329.00
                    7/31/93       1680  Tag: A4782         Trunnion Ri                         52.00
                    7/31/93       1681  Tag: A4783         Trunnion Ri                         52.00
                    7/31/93       1682  Tag: A4784         Shield - Sea                       289.76
                    7/31/93       1691  Tag: A2243         AirSensor                        1,013.60
                    7/31/93       1701  Tag: A1174         Retriever 5                        950.00
                    7/31/93       1713  Tag: A4872         Omnigene Th                      5,290.00
                    7/31/93       1716  Tag: A4787         GenePulser                         920.00
                    7/31/93       1734  Tag: A4882         Pre-Filter                         211.20
                    7/31/93       1736  Tag: A4752         HR Flow Cel                      1,352.00
                    9/30/93       1763  Tag: A3284         Diluter 799                      2,771.00
                    9/30/93       1770  Tag: A5479         Sony CB-0008                     2,310.00
                   12/31/93       1796  Tag: A1748         Water Aspir                      1,618.76
                   12/31/93       1802  Tag: A2753         110gBalanc                       1,420.00
                    4/30/94       1852  Tag: A2724         Bio Pilot                       55,128.22
                    4/30/94       1856  Tag: A3979         LaserWriter                      4,371.00
                    4/30/94       1862  Tag: A3945         Computers                        2,780.00


                            AXYS ADVANCED TECHNOLOGY
                       FIXED ASSET DEPRECIATION ADDITIONS
                           FROM 10/31/99 TO 3/31/2000


                                                                            ADDT'L
                                                                            DEPR FR
                                                                            ADDT'L DEPR
                      GL BALANCE          ACCUM DEPR       GL BALANCE       FR 10/31/99
                      3/31/00             10/31/99         10/31/99         TO 3/31/2000
                                                498.16                           95.81
                                              1,920.80                          400.16
                                                526.96                          109.79
                                                960.40                          200.09

                                              2,802.50                          907.04
                                              1,054.66                          405.64
                                                353.15                          326.65
Fixture                  39,930.51                            35,208.77         447.66
                            396.44              205.44           205.44         191.00
                         67,312.50           59,833.33        59,833.33       7,479.17   Transfer GLI
                                                155.00                            -
                                              2,441.00                            -
                                                221.39                            -
                                                221.39                            -
                                                221.39                            -
                                                202.67                            -
                                              2,597.99                            -
                                                430.10                            -
                                                298.00                            -
                                                785.00                            -
                                              3,137.00                            -
                                                561.00                            -
                                                273.27                            -
                                                329.00                            -
                                                 52.00                            -
                                                 52.00                            -
                                                289.76                            -
                                              1,013.60                            -
                                                950.00                            -
                                              5,290.00                            -
                                                920.00                            -
                                                211.20                            -
                                              1,352.00                            -
                                              2,771.00                            -
                                              2,310.00                            -
                                              1,618.76                            -
                                              1,420.00                            -
                                             55,128.22                            -
                                              4,371.00                            -
                                              2,780.00                            -




                                       9.

                            AXYS ADVANCED TECHNOLOGY
                       FIXED ASSET DEPRECIATION ADDITIONS
                           FROM 10/31/99 TO 3/31/2000





                   IN SERVICE  SYSTEM                                                   LTD DEPR
                   DATE        ASSET #  TAG #              DESCRIPTION                  3/31/00
                    4/30/94       1870  Tag: A3933         Laminar Flo                     11,952.44
                    4/30/94       1871  Tag: A3937         PD pumps                         3,309.25
                    4/30/94       1873  Tag: A1825         Ultraliter                      13,898.50
                    4/30/94       1876  Tag: A3931         Nalgene Tan                     11,444.50
                    4/30/94       1877  Tag: A3946         Flowmeters                      11,313.00
                    8/31/94       1883  Tag: A3913         Osmometer                        4,236.00
                    7/31/95       1902  Tag: KH558         NMR-270                        195,000.00
Leased Furniture    4/30/93       1545  Tag: A5442         Corner Tabl                         59.00
                    5/31/93       1550  Tag: A5568         Holga 5 Dra                      3,935.65
                    5/31/93       1557  Tag: A4080         8 Brever Ch                      1,776.00
                    6/30/93       1558  Tag: A1351         Desk Chair-                        458.25
                    6/30/93       1561  Tag: A4082         Desk Chair-                        458.25
                    6/30/93       1562  Tag: A4083         Desk Chair-                        458.25
                    8/31/93       1570  Tag: A3865         5-5 Table                        1,013.35
                    8/31/93       1573  Tag: A1705         36562WorksI                        424.68
Leasehold Impr Bd   3/31/94        279  Tag: A3934         Vacuum For                       2,918.00
                    1/31/95        284  Tag: A4073         Hood-Peptide Lab                 7,462.00
                    2/28/95        285  Tag: A3938         Exhaust Hoo                      2,320.00
                    4/30/94         70  Tag: A1951         42 Round ch                        982.55
                    8/31/91         71  Tag: SEE C         12 Ergon Mg                      2,971.80
                    8/31/91         74  Tag: A5343         12 Ergon Mg                      2,971.80
                    8/31/91         75  Tag: SEE C         12 Ergon St                      2,670.00
                    9/30/91         81  Tag: A5431         2 30x60 Sin                      1,074.00
                     7/1/97        967  Tag: A4873         KODAK EKTAG                        620.24
                     9/1/97       1024  Tag: A4072         4 PCS OVERH                        713.65
                     9/1/97       1025  Tag: A3400         3 PCS EKTAG                      1,122.50
                    10/1/97       1031  Tag: A3145         2 PCS XEROX                      2,261.36
Leasehold Impr Bd  10/31/99    various  various            Oyster Point LI (55% of      2,198,350.41
                                                           54114
                    3/31/00                                Oyster Point LI (55% of
                                                           5415877.38)
SOFTWARE            9/30/95          9  Tag: A4786         1 BIOSYM                        43,253.56
                     3/5/99       5099  Tag:               Software Mi                      1,203.57
                                                                                       --------------
                                                                                        4,570,643.82
                                                                                       ==============


                            AXYS ADVANCED TECHNOLOGY
                       FIXED ASSET DEPRECIATION ADDITIONS
                           FROM 10/31/99 TO 3/31/2000


                                                                             ADDT'L
                                                                             DEPR FR
                                                                             ADDT'L DEPR
                       GL BALANCE          ACCUM DEPR       GL BALANCE       FR 10/31/99
                       3/31/00             10/31/99         10/31/99         TO 3/31/2000
                                              11,952.44                            -
                                               3,309.25                            -
                                              13,898.50                            -
                                              11,444.50                            -
                                              11,313.00                            -
                                               4,236.00                            -
                         343,557.43          195,000.00       343,557.43           -
Leased Furniture                                  59.00                            -
                                               3,935.65                            -
                                               1,776.00                            -
                                                 458.25                            -
                                                 458.25                            -
                                                 458.25                            -
                                               1,013.35                            -
                           8,583.43              424.68         8,583.43           -
Leasehold Impr Bd                              2,918.00                            -
                                               7,462.00
                          12,700.00            2,320.00        12,700.0            -
                                                 982.55                            -
                                               2,971.80                            -
                                               2,971.80                            -
                                               2,670.00                            -
                                               1,074.00                            -
                                                 526.26                           93.98
                                                 598.54                          115.11
                                                 941.46                          181.04
                          15,387.90            1,884.47        14,620.88         376.89
Leasehold Impr Bd      2,198,350.41        2,050,748.85     2,050,748.85     147,601.55



SOFTWARE                                      43,253.56                            -
                          44,457.13              644.76        43,898.32         558.81
                   ----------------------------------------------------------------------
                       4,570,643.82        4,161,085.92     4,161,085.92     409,557.90
                   ======================================================================




                                      10.

----------------------------------------------------------------------------------------------------------------------------------
              IN                                                                                                      ADDITIONS FR
              SERVICE SYSTEM                                                     GL BALANCE   COST        GL BALANCE  10/31/99
              DATE    ASSET # TAG #      DESCRIPTION                    10/31/00 10/31/99     3/31/2000   3/31/00     TO 3/31/00
----------------------------------------------------------------------------------------------------------------------------------
COMPUTER      2/28/93     112 Tag: A2077 1 Indigo 16                    27,000.00                27,000.00
----------------------------------------------------------------------------------------------------------------------------------
              10/31/93    120 Tag: A1641 INDIGO 2                       19,157.50                19,157.50
----------------------------------------------------------------------------------------------------------------------------------
              10/31/93    123 Tag: A1470 INDIGO                         15,010.00                15,010.00
----------------------------------------------------------------------------------------------------------------------------------
              1/31/94     172 Tag: A1654 1 CPU Mac O                     4,290.00                 4,290.00
----------------------------------------------------------------------------------------------------------------------------------
              12/31/94    197 Tag: A1747 1 HPLaserj                      2,159.59                 2,159.59
----------------------------------------------------------------------------------------------------------------------------------
              1/31/95     198 Tag: A1754 Computer - A                    3,342.20                 3,342.20
----------------------------------------------------------------------------------------------------------------------------------
              5/31/95     203 Tag: A4994 Computer - P                    4,883.15                 4,883.15
----------------------------------------------------------------------------------------------------------------------------------
              12/31/95    229 Tag: A4826 1 COMPUTER                       1052.12                  1052.12
----------------------------------------------------------------------------------------------------------------------------------
              6/30/96     241 Tag: A4075 2 computer                      3,852.67                 3,852.67
----------------------------------------------------------------------------------------------------------------------------------
              6/30/96     248 Tag: A2248 2 Powermac                     11,092.74                11,092.74
----------------------------------------------------------------------------------------------------------------------------------
              6/30/96     251 Tag: A2349 3 Powermac                     12,094.05                12,094.05
----------------------------------------------------------------------------------------------------------------------------------
              9/30/96     266 Tag: A5443 Monitor                         2,110.64                 2,110.64
----------------------------------------------------------------------------------------------------------------------------------
              12/1/96     728 Tag: A3067 POWERMAC 76                     3,214.48                 3,214.48
----------------------------------------------------------------------------------------------------------------------------------
              1/1/97      765 Tag: A2352 POWERMAC 72                     3,145.64                 3,145.64
----------------------------------------------------------------------------------------------------------------------------------
              1/1/97      766 Tag: A3070 POWERMAC 76                    13,548.05                13,548.05
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      794 Tag: A2712 DELLDIMENS                      2,134.69                 2,134.69
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      804 Tag: A2231 MONITOR SM                        936.27                   936.27
----------------------------------------------------------------------------------------------------------------------------------
              3/1/97      859 Tag: A4996 4PCS sparc                     26,785.79                26,785.79
----------------------------------------------------------------------------------------------------------------------------------
              3/1/97      860 Tag: A2452 APPLE POWER                     7,794.36                 7,794.36
----------------------------------------------------------------------------------------------------------------------------------
              3/1/97      880 Tag: A2709 2 PCS DELL                      8,963.14                 8,963.14
----------------------------------------------------------------------------------------------------------------------------------
              5/1/97      922 Tag: A2852 DELL6200-O                      3,951.13                 3,951.13
----------------------------------------------------------------------------------------------------------------------------------
              9/1/97     1011 Tag: A2313 5 PCS POWER                    16,082.24                16,082.24
----------------------------------------------------------------------------------------------------------------------------------
              4/1/98     1192 Tag: A6162 POWERMAC G3                     2,966.90                 2,966.90
----------------------------------------------------------------------------------------------------------------------------------
              4/1/98     1193 Tag: A6163 MONITOR SON                     1,250.04                 1,250.04
----------------------------------------------------------------------------------------------------------------------------------
              4/1/98     1194 Tag: A6161 HP DESKJET                      2,137.50                 2,137.50
----------------------------------------------------------------------------------------------------------------------------------
              4/1/98     1195 Tag: A6296 POWERBOOK G                     5,902.76                 5,902.76
----------------------------------------------------------------------------------------------------------------------------------
              7/1/98     1295 Tag: A7027  HP LASERJET                    1,535.24                 1,535.24
----------------------------------------------------------------------------------------------------------------------------------
              9/1/98     1383 Tag: A6814 DELLXPS 26                      1,867.34                 1,867.34
----------------------------------------------------------------------------------------------------------------------------------
              9/1/98     1405 Tag: A7059 4000N PRINT                     1,223.23                 1,223.23
----------------------------------------------------------------------------------------------------------------------------------
              9/1/98     1406 Tag: A7060 4000N PRINT                     1,223.22                 1,223.22
----------------------------------------------------------------------------------------------------------------------------------
              10/1/98    1438 Tag: A7080 POWERBOOK G                     6,439.33                 6,439.33
----------------------------------------------------------------------------------------------------------------------------------
              3/1/97     2434 Tag: 1769  Server U2-2                    19,804.08                19,804.08
----------------------------------------------------------------------------------------------------------------------------------
              7/1/96     3259 Tag: 1501  Computer                        5,914.50                                        (5,914.50)
----------------------------------------------------------------------------------------------------------------------------------
              3/31/98    4587 Tag: 3736  Server Sun                     53,276.74                53,276.74
----------------------------------------------------------------------------------------------------------------------------------
              11/30/98   4772 Tag: 2929  Unipack B                       1,261.09                 1,261.09
----------------------------------------------------------------------------------------------------------------------------------
              11/30/98   4773 Tag: 2928  Unipack 9                       1,281.09                 1,281.09
----------------------------------------------------------------------------------------------------------------------------------
              1/22/99    4979 Tag: A6978 CompEq Son                        470.89                   470.89
----------------------------------------------------------------------------------------------------------------------------------
              1/22/99    4980 Tag: A6975 CompEq Pow                      2,590.42                 2,590.42
----------------------------------------------------------------------------------------------------------------------------------




                                      11.

----------------------------------------------------------------------------------------------------------------------------------
              IN                                                                                                      ADDITIONS FR
              SERVICE SYSTEM                                                     GL BALANCE   COST        GL BALANCE  10/31/99
              DATE    ASSET # TAG #      DESCRIPTION                    10/31/00 10/31/99     3/31/2000   3/31/00     TO 3/31/00
----------------------------------------------------------------------------------------------------------------------------------
              8/27/99    5286 Tag. A8028 Computer PI                     2,817.75                 2,817.75
----------------------------------------------------------------------------------------------------------------------------------
              8/27/99    5287 Tag: A8029 Computer PI                     2,817.75                 2,817.75
----------------------------------------------------------------------------------------------------------------------------------
              8/27/99    5288 Tag: A8028 Computer 17                       475.11                   475.11
----------------------------------------------------------------------------------------------------------------------------------
              8/27/99    5289 Tag: A8029 Computer 17                       475.12                   475.12
----------------------------------------------------------------------------------------------------------------------------------
              9/14/99    5299 Tag: A6811 Computer De                    11,305.58                11,305.58
----------------------------------------------------------------------------------------------------------------------------------
              10/20/99   5331 Tag: A8044 SSFCompute                      1,523.82                 1,523.82
----------------------------------------------------------------------------------------------------------------------------------
              3/10/00    5764 Tag: A8111 Comp Eq 21" monitor                                        768.58                  768.58
----------------------------------------------------------------------------------------------------------------------------------
              3/10/00    5765 Tag: A8109 Comp Eq Powermac G4                                      2,676.98                2,676.98
----------------------------------------------------------------------------------------------------------------------------------
              3/10/00    5766 Tag: A8110 Comp Eq Powermac G4                                      2,676.98                2,676.98
----------------------------------------------------------------------------------------------------------------------------------
              3/21/00    5768 Tag: A8112 Comp Eq Monitor TMX 412                                  1,980.32                1,980.32
----------------------------------------------------------------------------------------------------------------------------------
              3/21/00    5769 Tag: A8113 Comp Eq Monitor TMX 412                   321,139.95     1,980.32  325,308.63    1,980.32
----------------------------------------------------------------------------------------------------------------------------------
LAB EQUIPMENT 1/31/91     305 Tag: A2052 1 Sola Power                    3,900.00                 3,900.00
----------------------------------------------------------------------------------------------------------------------------------
              9/30/92     306 Tag: A2380 1 Pelicon Ca                    4,454.85                 4,454.85
----------------------------------------------------------------------------------------------------------------------------------
              8/30/93     313 Tag: A3939 1 Portion No                    4,000.00                 4,000.00
----------------------------------------------------------------------------------------------------------------------------------
              6/30/95     323 Tag: A4874 TOMTEC DILU                    21,222.41                21,222.41
----------------------------------------------------------------------------------------------------------------------------------
              6/30/95     325 Tag: A2341 Vacuum Pump                     1,299.00                 1,299.00
----------------------------------------------------------------------------------------------------------------------------------
              3/31/95     326 Tag: A2206 Freezer not                     1,928.82                 1,928.82
----------------------------------------------------------------------------------------------------------------------------------
              10/31/95    331 Tag: A2841 Vacuum pump                     1,407.25                 1,407.25
----------------------------------------------------------------------------------------------------------------------------------
              3/31/96     335 Tag: A1239 Turbo Pump                      6,000.00                 6,000.00
----------------------------------------------------------------------------------------------------------------------------------
              3/31/96     340 Tag: A3941 GeneAmp-Oth                       113.00                   113.00
----------------------------------------------------------------------------------------------------------------------------------
              11/30/95    343 Tag: A3940 1 Fumehoods                    31,216.52                31,216.52
----------------------------------------------------------------------------------------------------------------------------------
              11/30/95    349 Tag: A1920 Rotary evap                     3,254.89                 3,254.89
----------------------------------------------------------------------------------------------------------------------------------
              11/30/95    354 Tag: A2757 Balance el                      1,175.72                 1,175.72
----------------------------------------------------------------------------------------------------------------------------------
              11/30/95    358 Tag: A3252 2 HTS lab r                   171,765.70               171,765.70
----------------------------------------------------------------------------------------------------------------------------------
              1/31/94     376 Tag: A2585 Concentralo                     1,950.00                 1,950.00
----------------------------------------------------------------------------------------------------------------------------------
              1/31/94     380 Tag: SF592 HPLCSystem                      9,280.00                 9,280.00
----------------------------------------------------------------------------------------------------------------------------------
              1/31/94     389 Tag: A4764 Balance BA                        945.10                   945.10
----------------------------------------------------------------------------------------------------------------------------------
              1/31/94     394 Tag: A1610 Parbal Bea                     28,316.00                28,316.00
----------------------------------------------------------------------------------------------------------------------------------
              1/31/94     398 Tag: A4988 Shaker- env                     5,722.25                 5,722.25
----------------------------------------------------------------------------------------------------------------------------------
              1/31/94     400 Tag: A4903 Adapter gl                        170.00                   170.00
----------------------------------------------------------------------------------------------------------------------------------
              5/31/92     416 Tag: SF631 1HPLC Semi                     54,745.51                54,745.51
----------------------------------------------------------------------------------------------------------------------------------
              5/31/92     417 Tag: A2228 1Fenups un                     16,602.56                16,602.56
----------------------------------------------------------------------------------------------------------------------------------
              8/31/92     422 Tag: A3286 Vertishear                      1,076.75                 1,076.75
----------------------------------------------------------------------------------------------------------------------------------
              8/31/92     433 Tag: A2489 Chromatogre                       776.00                   776.00
----------------------------------------------------------------------------------------------------------------------------------
              2/28/93     437 Tag: A2515 2Roller Rac                     7,002.00                 7,002.00
----------------------------------------------------------------------------------------------------------------------------------
              12/31/93    454 Tag: A2705  Environment                    5,727.00                 5,727.00
----------------------------------------------------------------------------------------------------------------------------------
              12/31/93    463 Tag: A2603 Pipeltor e                        704.95                   704.95
----------------------------------------------------------------------------------------------------------------------------------
              1/31/95     477 Tag: A1184 Pump - Vacuum                   1,840.00                 1,840.00
----------------------------------------------------------------------------------------------------------------------------------
              6/30/95     483 Tag: A2005 Vacuum Oven                     2,730.00                 2,730.00
----------------------------------------------------------------------------------------------------------------------------------
              6/30/95     497 Tag: A1991 SAMPLER DIL                    14,522.80                14,522.80
----------------------------------------------------------------------------------------------------------------------------------




                                      12.

----------------------------------------------------------------------------------------------------------------------------------
              IN                                                                                                      ADDITIONS FR
              SERVICE SYSTEM                                                     GL BALANCE   COST        GL BALANCE  10/31/99
              DATE    ASSET # TAG #      DESCRIPTION                    10/31/00 10/31/99     3/31/2000   3/31/00     TO 3/31/00
----------------------------------------------------------------------------------------------------------------------------------
              6/30/95     499 Tag: SF717 HP1090 HPLC                    62,002.77                62,002.77
----------------------------------------------------------------------------------------------------------------------------------
              4/30/94     517 Tag: A1137 Freezer Rel                     6,099.00                 6,099.00
----------------------------------------------------------------------------------------------------------------------------------
              4/30/94     521 Tag: A2722 Freezer Exp                     1,500.00                 1,500.00
----------------------------------------------------------------------------------------------------------------------------------
              4/30/94     537 Tag: A4881 Racks for C                     5,450.00                 5,450.00
----------------------------------------------------------------------------------------------------------------------------------
              3/31/96     539 Tag: A4883 Composite R                     9,300.00                 9,300.00
----------------------------------------------------------------------------------------------------------------------------------
              6/30/96     562 Tag: A3942 BioSafety                       9,989.51                 9,989.51
----------------------------------------------------------------------------------------------------------------------------------
              6/30/96     564 Tag: A4754 4 306 pump                     60,497.45                60,497.45
----------------------------------------------------------------------------------------------------------------------------------
              6/30/96     565 Tag: A4879 4 306 pump                     58,960.65                58,960.65
----------------------------------------------------------------------------------------------------------------------------------
              6/30/96     567 Tag: A3948 215Sampler                     16,139.83                16,139.83
----------------------------------------------------------------------------------------------------------------------------------
              6/30/96     569 Tag: A3923 Environment                     7,207.56                 7,207.56
----------------------------------------------------------------------------------------------------------------------------------
              6/30/96     584 Tag: A3238 Fluoslar re                    29,456.84                29,456.84
----------------------------------------------------------------------------------------------------------------------------------
              6/30/96     586 Tag: A3243 Column The                      4,256.75                 4,256.75
----------------------------------------------------------------------------------------------------------------------------------
              6/30/96     591 Tag: A3943 Analytical                      6,081.49                 6,081.49
----------------------------------------------------------------------------------------------------------------------------------
              8/31/96     595 Tag: A3251 Saw-Isomer                      3,794.71                 3,794.71
----------------------------------------------------------------------------------------------------------------------------------
              8/31/96     599 Tag: A1708 Computer - C                    3,637.63                 3,637.63
----------------------------------------------------------------------------------------------------------------------------------
              8/31/96     601 Tag: A2389 NECGNC 4MB                      1,661.83                 1,661.83
----------------------------------------------------------------------------------------------------------------------------------
              8/31/96     604 Tag: A2016 Powermac 75                     3,432.56                 3,432.56
----------------------------------------------------------------------------------------------------------------------------------
              8/31/96     606 Tag: A2039 Powermac 76                    20,147.80                20,147.80
----------------------------------------------------------------------------------------------------------------------------------
              8/31/96     609 Tag: A2222 Powermac 76                    14,471.89                14,471.89
----------------------------------------------------------------------------------------------------------------------------------
              8/31/96     632 Tag: A2200 Rotary Evap                     3,750.86                 3,750.86
----------------------------------------------------------------------------------------------------------------------------------
              8/31/96     637 Tag: A2484 Oven-Vacuum                     1,949.46                 1,949.46
----------------------------------------------------------------------------------------------------------------------------------
              9/30/95     644 Tag: A1173 Fraction Co                     3,150.74                 3,150.74
----------------------------------------------------------------------------------------------------------------------------------
              10/31/93    646 Tag: A4901 Temperature                     1,034.14                 1,034.14
----------------------------------------------------------------------------------------------------------------------------------
              10/31/93    656 Tag: A3983 Vacuum Pump                     6,442.00                 6,442.00
----------------------------------------------------------------------------------------------------------------------------------
              10/31/93    658 Tag: A4765 Mettler Bat                     3,030.00                 3,030.00
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93     665 Tag: A4068 Vacuunm Pump                    1,030.40                 1,030.40
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93     668 Tag: A2706 Sheker- env                     1,022.58                 1,022.58
----------------------------------------------------------------------------------------------------------------------------------
              9/30/96     676 Tag: A4880 Pumphead                        1,513.24                 1,513.24
----------------------------------------------------------------------------------------------------------------------------------
              12/1/96     734 Tag: A4753 PUMPHEAD M                      1,513.24                 1,513.24
----------------------------------------------------------------------------------------------------------------------------------
              12/1/96     738 Tag: A2612 BALANCE ANA                     2,715.99                 2,715.99
----------------------------------------------------------------------------------------------------------------------------------
              12/1/96     739 Tag: A2613 ANALYTICAL                      2,716.00                 2,716.00
----------------------------------------------------------------------------------------------------------------------------------
              12/1/96     742 Tag: A2610 EVAPORATOR                      3,278.89                 3,278.89
----------------------------------------------------------------------------------------------------------------------------------
              12/1/96     743 Tag: A2621 EVAPORATOR                      3,278.89                 3,278.89
----------------------------------------------------------------------------------------------------------------------------------
              12/1/96     746 Tag: A3982 PUMP22 I-W                      2,507.78                 2,507.78
----------------------------------------------------------------------------------------------------------------------------------
              12/1/96     747 Tag: A3231 HYDRA 96 MI                    20,026.25                20,026.25
----------------------------------------------------------------------------------------------------------------------------------
              12/1/96     753 Tag: A2635 ANALYTICAL                      2,714.91                 2,714.91
----------------------------------------------------------------------------------------------------------------------------------
              12/1/96     754 Tag: A2636 ROTARY EVAP                     3,498.27                 3,498.27
----------------------------------------------------------------------------------------------------------------------------------
              12/1/96     755 Tag: A2637 ROTARY EVAP                     3,498.27                 3,498.27
----------------------------------------------------------------------------------------------------------------------------------
              12/1/96     756 Tag: A2676 ISOCRATIC P                     5,520.75                 5,520.75
----------------------------------------------------------------------------------------------------------------------------------
              1/1/97      774 Tag: A2719 SHAKER- REC                     4,004.17                 4,004.17
----------------------------------------------------------------------------------------------------------------------------------




                                      13.

----------------------------------------------------------------------------------------------------------------------------------
              IN                                                                                                      ADDITIONS FR
              SERVICE SYSTEM                                                     GL BALANCE   COST        GL BALANCE  10/31/99
              DATE    ASSET # TAG #      DESCRIPTION                    10/31/00 10/31/99     3/31/2000   3/31/00     TO 3/31/00
----------------------------------------------------------------------------------------------------------------------------------
              1/1/97      778 Tag: A1829 BUCHI ROTAR                     4,027.98                 4,027.98
----------------------------------------------------------------------------------------------------------------------------------
              1/1/97      779 Tag: A2749 METTLER TOL                     1,717.93                 1,717.93
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      806 Tag: A2717 GILSON 215                     14,392.65                14,392.65
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      808 Tag: A2748 BALANCE ANA                     7,643.02                 7,643.02
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      810 Tag: A2755 BALANCE ANA                     1,640.51                 1,640.51
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      817 Tag: A4884 2 HPLC 1100                   111,705.35               111,705.35
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      818 Tag A2776  FREEZER EXP                     1,933.35                 1,933.35
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      819 Tag: A2782 DISPENSER W                     2,741.80                 2,741.80
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      822 Tag: A2804 PUMPVACUUM                      4,751.40                 4,751.40
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      823 Tag: A2803 PUMPVACUUM                      2,375.70                 2,375.70
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      827 Tag: A2718 SYRINGE PUM                     1,551.22                 1,551.22
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      839 Tag: A3924 SHAKER RECI                     1,515.66                 1,515.66
----------------------------------------------------------------------------------------------------------------------------------
              2/1/97      841 Tag: A2821 433A-01 PE                     73,182.45                73,182.45
----------------------------------------------------------------------------------------------------------------------------------
              3/1/97      844 Tag: A2774 UPRIGHT FRE                     6,736.95                 6,736.95
----------------------------------------------------------------------------------------------------------------------------------
              3/1/97      845 Tag: A2775 UPRIGHT FRE                     6,736.95                 6,736.95
----------------------------------------------------------------------------------------------------------------------------------
              3/1/97      846 Tag: A2810 UPRIGHT FRE                     6,736.95                 6,736.95
----------------------------------------------------------------------------------------------------------------------------------
              3/1/97      849 Tag: A2747 MODULINE 12                     4,145.28                 4,145.28
----------------------------------------------------------------------------------------------------------------------------------
              3/1/97      852 Tag: A4991 GILSON PREP                    54,449.17                54,449.17
----------------------------------------------------------------------------------------------------------------------------------
              3/1/97      881 Tag: A2901 SPEEDVAC EV                    11,873.94                11,873.94
----------------------------------------------------------------------------------------------------------------------------------
              5/1/97      901 Tag: A2999 SHIMADZU HP                    24,001.30                24,001.30
----------------------------------------------------------------------------------------------------------------------------------
              5/1/97      908 Tag: A3004 COMPLETE 11                    52,815.89                52,815.89
----------------------------------------------------------------------------------------------------------------------------------
              6/1/97      933 Tag: A3083 PS API150 M                   160,788.07               160,788.07
----------------------------------------------------------------------------------------------------------------------------------
              6/1/97      939 Tag: A3081 HYDRA-96 RB                    24,356.25                24,356.25
----------------------------------------------------------------------------------------------------------------------------------
              6/1/97      944 Tag: A3090 BALANCE MET                     4,589.63                 4,589.63
----------------------------------------------------------------------------------------------------------------------------------
              6/1/97      945 Tag: A4733 VACUUM CONT                     1,353.13                 1,353.13
----------------------------------------------------------------------------------------------------------------------------------
              7/1/97      952 Tag: A3088 CONTROLLER                      2,149.86                 2,149.86
----------------------------------------------------------------------------------------------------------------------------------
              7/1/97      954 Tag: A2907 HP 8453 UV                     13,228.25                13,228.25
----------------------------------------------------------------------------------------------------------------------------------
              8/1/97      977 Tag: A3131 VACUUM PUMP                     2,376.70                 2,376.70
----------------------------------------------------------------------------------------------------------------------------------
              9/1/97      997 Tag: A4890 4 SETS SURG                     9,000.11                 9,000.11
----------------------------------------------------------------------------------------------------------------------------------
              10/1/97    1036 Tag: A4824 ROLIFT WALK                     7,734.95                 7,734.95
----------------------------------------------------------------------------------------------------------------------------------
              11/1/97    1049 Tag: A3204 HYDRA-96 FL                    22,489.65                22,489.65
----------------------------------------------------------------------------------------------------------------------------------
              12/1/97    1081 Tag: A3229 2 PCS VACUU                     4,493.60                 4,493.60
----------------------------------------------------------------------------------------------------------------------------------
              12/1/97    1083 Tag: A3201 215GILSON                      17,784.80                17,784.80
----------------------------------------------------------------------------------------------------------------------------------
              12/1/97    1086 Tag: A3240 REFRIGERATO                     1,683.29                 1,683.29
----------------------------------------------------------------------------------------------------------------------------------
              12/1/97    1087 Tag: A3227 2 PCS ROTAR                     8,140.40                 8,140.40
----------------------------------------------------------------------------------------------------------------------------------
              12/1/97    1088 Tag: A3223 4 PCS MODIF                     4,416.60                 4,416.60
----------------------------------------------------------------------------------------------------------------------------------
              12/1/97    1089 Tag: A3219 4 PCS CUXTO                    12,365.50                12,365.50
----------------------------------------------------------------------------------------------------------------------------------
              12/1/97    1090 Tag: A3232 2 PCS DIAPH                     2,318.72                 2,318.72
----------------------------------------------------------------------------------------------------------------------------------
              12/1/97    1094 Tag: A3235 MASTERPRO B                     2,273.25                 2,273.25
----------------------------------------------------------------------------------------------------------------------------------
              12/1/97    1096 Tag: A3944 ANALYTICAL                      3,072.14                 3,072.14
----------------------------------------------------------------------------------------------------------------------------------




                                      14.

----------------------------------------------------------------------------------------------------------------------------------
              IN                                                                                                      ADDITIONS FR
              SERVICE SYSTEM                                                     GL BALANCE   COST        GL BALANCE  10/31/99
              DATE    ASSET # TAG #      DESCRIPTION                    10/31/00 10/31/99     3/31/2000   3/31/00     TO 3/31/00
----------------------------------------------------------------------------------------------------------------------------------
              1/1/98     1103 Tag: A3236 PUMPRV 5 T                      1,411.58                 1,411.58
----------------------------------------------------------------------------------------------------------------------------------
              1/1/98     1109 Tag: SF137 FREEZEMOBIL                    14,376.56                14,376.56
----------------------------------------------------------------------------------------------------------------------------------
              1/1/98     1118 Tag: N/A   GENEVAC HT                     66,963.63                66,963.63
----------------------------------------------------------------------------------------------------------------------------------
              2/1/98     1122 Tag: A3251 FLEXCHEM RO                     9,634.25                 9,634.25
----------------------------------------------------------------------------------------------------------------------------------
              2/1/98     1123 Tag: A3249 FLEXCHEM RO                    13,531.25                13,531.25
----------------------------------------------------------------------------------------------------------------------------------
              2/1/98     1124 Tag: A3252 TECAN GENES                    99,548.25                99,548.25
----------------------------------------------------------------------------------------------------------------------------------
              2/1/98     1129 Tag: A3253 DELLOPTIFL                      3,429.35                 3,429.35
----------------------------------------------------------------------------------------------------------------------------------
              3/1/98     1150 Tag: A3272 HYDRA-96 R                     22,407.75                22,407.75
----------------------------------------------------------------------------------------------------------------------------------
              4/1/98     1159 Tag: A6018 RECIPROCAL                      1,219.98                 1,219.98
----------------------------------------------------------------------------------------------------------------------------------
              4/1/98     1160 Tag: A6019 RECIPROCAL                      1,219.98                 1,219.98
----------------------------------------------------------------------------------------------------------------------------------
              4/1/98     1183 Tag: A6160 RECIPROCAL                      1,219.98                 1,219.98
----------------------------------------------------------------------------------------------------------------------------------
              2/6/97     1196 Tag: SF146 Robol for C                    49,707.23                49,707.23
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1200 Tag: A7055 API150 MAS                    144,500.12               144,500.12
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1201 Tag: A6297 215LIQUID                      18,952.58                18,952.58
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1203 Tag: A6307 HYDRA 96R                      22,407.75                22,407.75
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1206 Tag: A6732 ENHANCED DA                     2,313.30                 2,313.30
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1207 Tag: A6731 SYSTEM CONT                    10,649.28                10,649.28
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1212 Tag: A6450 SEDEX 55 E.                    16,671.50                16,671.50
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1213 Tag: A6595 SEDEX 55 E.                    16,671.50                16,671.50
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1214 Tag: A6584 HP BINARY P                    12,852.32                12,852.32
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1215 Tag: A6585 HP BINARY P                    12,852.31                12,852.31
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1216 Tag: A6586 HP 1100 VAC                     2,520.06                 2,520.06
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1217 Tag: A6585 HP 1100 VAC                     2,520.06                 2,520.06
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1218 Tag: A6688 HP 1100 THE                     4,215.85                 4,215.85
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1219 Tag: A6589 HP  1100 THE                    4,215.85                 4,215.85
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1220 Tag: A6590 HP 1100 DIOD                   12,852.31                12,852.31
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1221 Tag: A6591 HP 1100 DIOD                   12,852.31                12,852.31
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1222 Tag: A6440 HP 1100 BINA                   12,852.31                12,852.31
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1223 Tag: A6441 HP 1100 VAC                     2,520.06                 2,520.06
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1224 Tag: A6442 HP 1100 AUT                     9,660.23                 9,660.23
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1225 Tag: A6444 HP 110 DIOD                    14,149.09                14,149.09
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1226 Tag: A6443 HP 1100 THE                     2,535.80                 2,535.80
----------------------------------------------------------------------------------------------------------------------------------
              5/1/98     1227 Tag: A6445 SINGLE lNST                    15,548.78                15,548.78
----------------------------------------------------------------------------------------------------------------------------------
              8/1/98     1375 Tag: A7032 RAININ GRAD                    58,686.87                58,686.87
----------------------------------------------------------------------------------------------------------------------------------
              9/1/98     1381 Tag: A7011 SERIAL TEAC                     1,206.99                 1,206.99
----------------------------------------------------------------------------------------------------------------------------------
              10/1/98    1414 Tag: A7067 Pump corrosion resistant        2,711.47                 2,711.47
----------------------------------------------------------------------------------------------------------------------------------
              10/1/98    1431 Tag: A7074 HYDRA 96 FL                    23,138.44                23,138.44
----------------------------------------------------------------------------------------------------------------------------------
              10/1/98    1432 Tag: A7069 RECIPROCAL                      1,177.22                 1,177.22
----------------------------------------------------------------------------------------------------------------------------------
              10/1/98    1433 Tag: A7070 RECIPROCAL                      1,177.22                 1,177.22
----------------------------------------------------------------------------------------------------------------------------------
              10/1/98    1434 Tag: A7071 RECIPROCAL                      1,177.23                 1,177.23
----------------------------------------------------------------------------------------------------------------------------------




                                      15.

----------------------------------------------------------------------------------------------------------------------------------
              IN                                                                                                      ADDITIONS FR
              SERVICE SYSTEM                                                     GL BALANCE   COST        GL BALANCE  10/31/99
              DATE    ASSET # TAG #      DESCRIPTION                    10/31/00 10/31/99     3/31/2000   3/31/00     TO 3/31/00
----------------------------------------------------------------------------------------------------------------------------------
              10/1/98    1440 Tag: N/A   IMPACT 2-8                      2,347.72                 2,347.72
----------------------------------------------------------------------------------------------------------------------------------
              10/1/98    1441 Tag: N/A   IMPACT 2-12                     2,577.03                 2,577.03
----------------------------------------------------------------------------------------------------------------------------------
              10/1/98    1442 Tag: A7078 TOWDOOR RE                      1,780.88                 1,780.88
----------------------------------------------------------------------------------------------------------------------------------
              10/1/98    1443 Tag: A7081 HYDRA 96 DI                    23,138.44                23,138.44
----------------------------------------------------------------------------------------------------------------------------------
              11/1/98    1449 Tag: A7066 HP 3590E A                      3,026.77                 3,026.77
----------------------------------------------------------------------------------------------------------------------------------
              11/1/98    1459 Tag: A7087 Reciprocal                      1,187.52                 1,187.52
----------------------------------------------------------------------------------------------------------------------------------
              12/1/98    1488 Tag. A7099 BUCHI MODEL                     3,298.95                 3,298.95
----------------------------------------------------------------------------------------------------------------------------------
              12/1/98    1489 Tag: A7100 BUCHI MODEL                     3,298.95                 3,298.95
----------------------------------------------------------------------------------------------------------------------------------
              12/1/98    1490 Tag: A7101 BUCHI MODEL                     3,298.95                 3,298.95
----------------------------------------------------------------------------------------------------------------------------------
              12/1/98    1491 Tag: A7102 BUCHI MODEL                     3,298.96                 3,298.96
----------------------------------------------------------------------------------------------------------------------------------
              12/1/98    1493 Tag: A7103 BALANCE-S                       2,747.54                 2,747.54
----------------------------------------------------------------------------------------------------------------------------------
              12/1/98    1496 Tag: A7094 HT 12EVAPOR                    87,346.93                87,346.93
----------------------------------------------------------------------------------------------------------------------------------
              12/1/98    1497 Tag: A7470 DIGITAL VAC                     1,227.23                 1,227.23
----------------------------------------------------------------------------------------------------------------------------------
              12/1/98    1498 Tag: A7108 DIGITAL VAC                     1,227.22                 1,227.22
----------------------------------------------------------------------------------------------------------------------------------
              1/1/99     1508 Tag: A7109 WORKSTATION                     2,368.34                 2,368.34
----------------------------------------------------------------------------------------------------------------------------------
              1/1/99     1511 Tag: A7114 MODULINE 12                     1,785.15                 1,785.15
----------------------------------------------------------------------------------------------------------------------------------
              12/7/98    4902 Tag: A7117 LabEq Ove                       2,226.28                 2,226.28
----------------------------------------------------------------------------------------------------------------------------------
              11/18/98   4905 Tag: A7110 Reciprocal                      1,201.92                 1,201.92
----------------------------------------------------------------------------------------------------------------------------------
              2/5/99     4908 Tag: A7155 LabEq-Frz                       5,949.67                 5,949.67
----------------------------------------------------------------------------------------------------------------------------------
              2/5/99     4909 Tag: A7156 LabEq Frz                       5,949.67                 5,949.67
----------------------------------------------------------------------------------------------------------------------------------
              2/23/99    5024 Tag: A7160 LabEq Free                     14,911.39                14,911.39
----------------------------------------------------------------------------------------------------------------------------------
              2/23/99    5025 Tag: A7161 LabEq Unit                     22,940.00                22,940.00
----------------------------------------------------------------------------------------------------------------------------------
              2/23/99    5026 Tag        LabEq Gene                     12,370.23                12,370.23
----------------------------------------------------------------------------------------------------------------------------------
              2/24/99    5027 Tag        LabEq Fume                     19,537.74                19,537.74
----------------------------------------------------------------------------------------------------------------------------------
              3/9/99     5039 Tag: A7162 LabEq Auto                     22,106.92                22,106.92
----------------------------------------------------------------------------------------------------------------------------------
              3/24/99    5054 Tag: A7168 LabEq Acqu                     14,223.88                14,223.88
----------------------------------------------------------------------------------------------------------------------------------
              3/24/99    5055 Tag: A7168 LabEq SGI                      14,693.27                14,693.27
----------------------------------------------------------------------------------------------------------------------------------
              3/24/99    5056 Tag: A7168 LabEq Jus                       1,417.65                 1,417.65
----------------------------------------------------------------------------------------------------------------------------------
              3/15/99    5079 Tag:       LabEq HPLC                     82,142.85                82,142.85
----------------------------------------------------------------------------------------------------------------------------------
              6/11/99    5088 Tag: A7202 LabEq Flex                     48,333.63                48,333.63
----------------------------------------------------------------------------------------------------------------------------------
              5/28/99    5095 Tag: A7198 LabEq Larg                      1,589.17                 1,589.17
----------------------------------------------------------------------------------------------------------------------------------
              1/19/99    5204 Tag: 7163  LabEq HPLC                     57,736.51                57,736.51
----------------------------------------------------------------------------------------------------------------------------------
              7/19/99    5227 Tag: A8020 LabEq HPLC                     55,528.19                55,528.19
----------------------------------------------------------------------------------------------------------------------------------
              5/18/99    5229 Tag: A7170 LabEq Ref/                      1,737.56                 1,737.56
----------------------------------------------------------------------------------------------------------------------------------
              7/21/99    5239 Tag:       LabEq Auto                     51,765.15                51,765.15
----------------------------------------------------------------------------------------------------------------------------------
              12/15/98   5252 Tag: A7110 LabEq Shak                      2,369.21                 2,369.21
----------------------------------------------------------------------------------------------------------------------------------
              1/7/99     5254 Tag  A7123 LabEq Vacu                      2,542.13                 2,542.13
----------------------------------------------------------------------------------------------------------------------------------
              1/7/99     5255 Tag: A7124 LabEq Auto                      9,703.34                 9,703.34
----------------------------------------------------------------------------------------------------------------------------------
              1/7/99     5256 Tag: A7125 LabEq Ther                      2,557.89                 2,557.89
----------------------------------------------------------------------------------------------------------------------------------
              1/7/99     5257 Tag: A7126 LabEq Vari                      5,912.74                 5,912.74
----------------------------------------------------------------------------------------------------------------------------------




                                      16.

----------------------------------------------------------------------------------------------------------------------------------
              IN                                                                                                      ADDITIONS FR
              SERVICE SYSTEM                                                     GL BALANCE   COST        GL BALANCE  10/31/99
              DATE    ASSET # TAG #      DESCRIPTION                    10/31/00  10/31/99    3/31/2000   3/31/00     TO 3/31/00
----------------------------------------------------------------------------------------------------------------------------------
              8/25/99    5297 Tag: A2026 LabEq Bala                      3,536.53                 3,536.53
----------------------------------------------------------------------------------------------------------------------------------
              10/4/99    5322 Tag: A8033 Impact Exp                      1,347.85                 1,347.85
----------------------------------------------------------------------------------------------------------------------------------
              10/4/99    5323 Tag: A8034 Impact Exp                      1,347.85                 1,347.85
----------------------------------------------------------------------------------------------------------------------------------
              10/4/99    5324 Tag: A8035 Impact 2-12                     1,333.64                 1,333.64
----------------------------------------------------------------------------------------------------------------------------------
              10/4/99    5325 Tag: A8036 lmpact 2-12                     1,333.63                 1,333.63
----------------------------------------------------------------------------------------------------------------------------------
              10/4/99    5326 Tag: A8037 lmpact 2-12                     1,333.63                 1,333.63
----------------------------------------------------------------------------------------------------------------------------------
              10/5/99    5327 Tag: A8038 lmpact 2 B                      1,219.76                 1,219.76
----------------------------------------------------------------------------------------------------------------------------------
              10/5/99    5328 Tag: A8039 Impact 2 B                      1,219.77                 1,219.77
----------------------------------------------------------------------------------------------------------------------------------
              10/5/99    5329 Tag: A8040 Impact 2 B                      1,219.77                 1,219.77
----------------------------------------------------------------------------------------------------------------------------------
              9/29/99    5338 Tag: A8032 LabEq Isop                     48,774.65                48,774.65
----------------------------------------------------------------------------------------------------------------------------------
              9/21/99    5339 Tag        LabEq Isop                     48,778.00                48,778.00
----------------------------------------------------------------------------------------------------------------------------------
              12/1/99    5349 Tag: REC V LabEq Fume                    158,878.80               158,878.80
----------------------------------------------------------------------------------------------------------------------------------
              11/29/99   5355 Tag: A8057 LabEq Seri                                               2,609.34                2,609.34
----------------------------------------------------------------------------------------------------------------------------------
              12/6/99    5356 Tag: A8059 LabEq Chro                                               6,023.79                6,023.79
----------------------------------------------------------------------------------------------------------------------------------
              12/10/99   5637 Tag: A8063 LabEq Funn                                               1,904.43                1,904.43
----------------------------------------------------------------------------------------------------------------------------------
              12/17/99   5638 Tag: A8064 LabEq RS23                                               2,005.89                2,005.89
----------------------------------------------------------------------------------------------------------------------------------
              12/30/99   5639 Tag: A8073 LabEq Sava                                              22,943.56               22,943.56
----------------------------------------------------------------------------------------------------------------------------------
              12/30/99   5640 Tag: A8074 LabEq Sava                                              22,943.56               22,943.56
----------------------------------------------------------------------------------------------------------------------------------
              1/13/00    5642 Tag: A8077 LabEq Sava                                              23,120.95               23,120.95
----------------------------------------------------------------------------------------------------------------------------------
              1/13/00    5643 Tag: A8078 LabEq Sava                                              23,120.95               23,120.95
----------------------------------------------------------------------------------------------------------------------------------
              12/2/99    5645 Tag: A8060 LabEq Port                                               3,311.37                3,311.37
----------------------------------------------------------------------------------------------------------------------------------
              12/7/99    5647 Tag: A8061 LabEq Oxyg                                               2,656.91                2,656.91
----------------------------------------------------------------------------------------------------------------------------------
              1/11/00    5648 Tag: A8079 LabEq Save                                              22,588.80               22,588.80
----------------------------------------------------------------------------------------------------------------------------------
              1/10/00    5649 Tag: A8065 LabEq Free                                               1,953.91                1,953.91
----------------------------------------------------------------------------------------------------------------------------------
              12/1/99    5650 Tag: A8057 LabEqRecip                                               1,245.32                1,245.32
----------------------------------------------------------------------------------------------------------------------------------
              12/1/99    5651 Tag: A8058 LabEq Reci                                               1,245.31                1,245.31
----------------------------------------------------------------------------------------------------------------------------------
              2/2/00     5692 Tag: A3238 Lab Eq Fast Stack Microlitre                             7,820.00                7,820.00
----------------------------------------------------------------------------------------------------------------------------------
              1/4/00     5693 Tag: A8066 2000 LabEq HPB                                          38,723.33               38,723.33
----------------------------------------------------------------------------------------------------------------------------------
              11/16/99   5694 Tag: A8042 2000 LabEq HP B                                         31,344.47               31,344.47
----------------------------------------------------------------------------------------------------------------------------------
              1/26/00    5695 Tag: A2228 2000 LabEq Optx                                         17,364.72               17,364.72
----------------------------------------------------------------------------------------------------------------------------------
              2/5/00     5713 Tag: A8064 Lab Eq RS232 Interface                                   2,450.00                2,450.00
----------------------------------------------------------------------------------------------------------------------------------
              1/17/00    5719 Tag: A8082 2000 Speedvac sy                                        22,538.80               22,538.80
----------------------------------------------------------------------------------------------------------------------------------
              2/22/00    5720 Tag: A8097 Lab Eq Oven lrg micro vacu                               5,674.03                5,674.03
----------------------------------------------------------------------------------------------------------------------------------
              3/17/00    5767 Tag: A8115 Lab Eq Advaned Video Microsco            3,119,410.60    2,330.50  3,385,330.54  2,330.50
----------------------------------------------------------------------------------------------------------------------------------
FURNITURE     9/30/93      32 Tag: A3912 6 Felxion I                     2,321.00                 2,321.00
----------------------------------------------------------------------------------------------------------------------------------
              6/30/94      36 Tag: A1962 1 Modules F                     9,965.01                 9,965.01
----------------------------------------------------------------------------------------------------------------------------------
              6/30/96      55 Tag: SEE C 40 Concert                     14,375.60                14,375.60
----------------------------------------------------------------------------------------------------------------------------------
              7/31/96      58 Tag: A3973 6 Superior                      2,369.59                 2,369.59
----------------------------------------------------------------------------------------------------------------------------------
              9/1/97     1013 Tag: SEE C 4 PCS TASK                      1,039.20                 1,039.20
----------------------------------------------------------------------------------------------------------------------------------
              9/1/97     1027 Tag: A3150 6 PCS CHAIR                     1,149.62                 1,149.62
----------------------------------------------------------------------------------------------------------------------------------




                                      17.

----------------------------------------------------------------------------------------------------------------------------------
              IN                                                                                                      ADDITIONS FR
              SERVICE SYSTEM                                                     GL BALANCE   COST        GL BALANCE  10/31/99
              DATE    ASSET # TAG #      DESCRIPTION                    10/31/00 10/31/99     3/31/2000   3/31/00     TO 3/31/00
----------------------------------------------------------------------------------------------------------------------------------
              11/1/97    1047 Tag: SEE C 20 PCS OFFI                     4,801.99                 4,801.99
----------------------------------------------------------------------------------------------------------------------------------
              11/1/97    1048 Tag: SEE C 10 GUEST CH                     1,317.41                 1,317.41
----------------------------------------------------------------------------------------------------------------------------------
              11/1/97    1051 Tag: SEE C 10 pcs office chair burgundy    2,401.00                 2,401.00
----------------------------------------------------------------------------------------------------------------------------------
              7/1/98     1271 Tag: N/A   BOBREED'S                      10,884.34                10,884.34
----------------------------------------------------------------------------------------------------------------------------------
              10/1/98    1428 Tag: N/A   FURNlTURE F                     4,857.65                 4,867.65
----------------------------------------------------------------------------------------------------------------------------------
              4/1/99     5057 Tag:       Fn Glasswar                     3,708.00                 3,708.00
----------------------------------------------------------------------------------------------------------------------------------
              12/1/89    5350 Tag.       Retrohr Ex                      8,953.06   68,153.47     8,953.06   68,153.47
----------------------------------------------------------------------------------------------------------------------------------
FIXTURE       4/12/99    5096 Tag:       Fx Frames I                     2,162.38    2,162.38     2,162.38    2,162.38
----------------------------------------------------------------------------------------------------------------------------------
Leased CP     7/1/96     3258 Tag: 1501  Storage Ser                    71,800.00   71,800.00    71,800.00   71,800.00
----------------------------------------------------------------------------------------------------------------------------------
Leased Lab Eq 5/31/93    1581 Tag: A1036 800per Mon                        155.00                   155.00
----------------------------------------------------------------------------------------------------------------------------------
              5/31/93    1592 Tag: A4078 Chromatogra                     2,441.00                 2,441.00
----------------------------------------------------------------------------------------------------------------------------------
              6/30/93    1630 Tag: A5408 6 Tables                          221.39                   221.39
----------------------------------------------------------------------------------------------------------------------------------
              6/30/93    1631 Tag: A5000 6 Tables                          221.39                   221.39
----------------------------------------------------------------------------------------------------------------------------------
              6/30/93    1632 Tag: A3867 6 Tables                          221.39                   221.39
----------------------------------------------------------------------------------------------------------------------------------
              6/30/93    1633 Tag: A3871 5 Table                           202.67                   202.67
----------------------------------------------------------------------------------------------------------------------------------
              6/30/93    1640 Tag. A2995 LaserWriter                     2,597.99                 2,597.99
----------------------------------------------------------------------------------------------------------------------------------
              6/30/93    1652 Tag: A2080 Rotary Cull                       430.10                   430.10
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1661 Tag: A4777 Tekmar Spee                       298.00                   298.00
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1662 Tag: A4778 Electrophor                       785.00                   785.00
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1675 Tag: A4779 604U-R Auto                     3,137.00                 3,137.00
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1677 Tag: A4780 Rotor Horiz                       561.00                   561.00
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1678 Tag: A2229 VacGage w                         273.27                   273.27
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1679 Tag: A4781 Rotor-Hon                         329.00                   329.00
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1680 Tag: A4782 Trunnion Ri                        52.00                    52.00
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1681 Tag: A4783 Trunnion Ri                        52.00                    52.00
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1682 Tag: A4784 Shield Sea                        289.76                   289.76
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1691 Tag: A2243 AirSensor                       1,013.60                 1,013.60
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1701 Tag: A1174 Retriever 5                       950.00                   950.00
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1713 Tag: A4872 Omnigene Th                     5,290.00                 5,290.00
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1716 Tag: A4787 GenePulser                        920.00                   920.00
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1734 Tag: A4882 Pre-Filter                        211.20                   211.20
----------------------------------------------------------------------------------------------------------------------------------
              7/31/93    1736 Tag: A4752 HR Flow Cel                     1,352.00                 1,352.00
----------------------------------------------------------------------------------------------------------------------------------
              9/30/93    1763 Tag: A3284 Diluter 799                     2,771.00                 2,771.00
----------------------------------------------------------------------------------------------------------------------------------
              9/30/93    1770 Tag: A5479 Sony CB 0003                    2,310.00                 2,310.00
----------------------------------------------------------------------------------------------------------------------------------
              12/31/93   1796 Tag: A1748 Waler Aspir                     1,616.76                 1,616.76
----------------------------------------------------------------------------------------------------------------------------------
              12/31/93   1802 Tag: A2753 110gBalanc                      1,420.00                 1,420.00
----------------------------------------------------------------------------------------------------------------------------------
              4/30/94    1852 Tag: A2724 BioPilot                       55,128.22                55,128.22
----------------------------------------------------------------------------------------------------------------------------------
              4/30/94    1856 Tag: A3579 Laserwriter                     4,371.00                 4,371.00
----------------------------------------------------------------------------------------------------------------------------------
              4/30/94    1862 Tag: A3945 Computers                       2,780.00                 2,780.00
----------------------------------------------------------------------------------------------------------------------------------
              4/30/94    1870 Tag: A3933 Laminat Flo                    11,952.44                11,952.44
----------------------------------------------------------------------------------------------------------------------------------




                                      18.

------------------------------------------------------------------------------------------------------------------------------------
              IN                                                                                                        ADDITIONS FR
              SERVICE SYSTEM                                                GL BALANCE     COST           GL BALANCE    10/31/99
              DATE    ASSET # TAG #      DESCRIPTION             10/31/00   10/31/99       3/31/2000      3/31/00       TO 3/31/00
------------------------------------------------------------------------------------------------------------------------------------
              4/30/94    1871 Tag: A3937 PD pumps                 3,309.25                     3,309.25
------------------------------------------------------------------------------------------------------------------------------------
              4/30/94    1873 Tag: A1825 Ultrafilter             13,898.50                    13,898.50
------------------------------------------------------------------------------------------------------------------------------------
              4/30/94    1876 Tag: A3931 Nalgene Tan             11,444.50                    11,444.50
------------------------------------------------------------------------------------------------------------------------------------
              4/30/94    1877 Tag: A3946 Flowmeters              11,313.00                    11,313.00
------------------------------------------------------------------------------------------------------------------------------------
              8/31/94    1883 Tag: A3913 Osmometer                4,236.00                    4,236.00
------------------------------------------------------------------------------------------------------------------------------------
              7/31/95    1902 Tag: KH558 NMR-270                195,000.00    343,557.43     195,000.00     343,557.43
------------------------------------------------------------------------------------------------------------------------------------
leased        4/30/93    1545 Tag: A5442 Corner Tabl                 59.00                        59.00
Furniture
------------------------------------------------------------------------------------------------------------------------------------
              5/31/93    1550 Tag: A5568 Holga 5 Dra              3,935.65                     3,935.65
------------------------------------------------------------------------------------------------------------------------------------
              5/31/93    1557 Tag: A4080 8 Brevel Ch              1,776.00                     1,776.00
------------------------------------------------------------------------------------------------------------------------------------
              6/30/93    1558 Tag: A1351 DeskChair                  458.25                       458.25
------------------------------------------------------------------------------------------------------------------------------------
              6/30/93    1561 Tag: A4082 DeskChair                  458.25                       458.25
------------------------------------------------------------------------------------------------------------------------------------
              6/30/93    1562 Tag: A4083 DeskChair                  458.25                       458.25
------------------------------------------------------------------------------------------------------------------------------------
              8/31/93    1570 Tag: A3865 5-5 Table                1,013.35                     1,013.35
------------------------------------------------------------------------------------------------------------------------------------
              8/31/93    1573 Tag: A1705 36562Worksl                424.68      8,583.43         424.68        8,583.43
------------------------------------------------------------------------------------------------------------------------------------
Leasehold     3/31/94     279 Tag: A3934 Vacuum For               2,918.00                     2,918.00
Impr Bd
------------------------------------------------------------------------------------------------------------------------------------
              1/31/95     284 Tag: A4073 Hood-Peptide Lab         7,462.00                     7,462.00
------------------------------------------------------------------------------------------------------------------------------------
              2/28/95     285 Tag: A3938 ExHaust hpp              2,320.00     12,700.00       2,320.00       12,700.00
------------------------------------------------------------------------------------------------------------------------------------
Ofc           4/30/94      70 Tag: A1951 42 Round ch                982.55                       982.55
Equipment
------------------------------------------------------------------------------------------------------------------------------------
              8/31/91      71 Tag: SEE C 12 Ergon Mg              2,971.80                     2,971.80
------------------------------------------------------------------------------------------------------------------------------------
              8/31/91      74 Tag: A5343 12 Ergon Mg              2,971.80                     2,971.80
------------------------------------------------------------------------------------------------------------------------------------
              8/31/91      75 Tag: SEE C 12 Ergon Si              2,670.00                     2,670.00
------------------------------------------------------------------------------------------------------------------------------------
              9/30/91      81 Tag: A5431 2 30x60 Sin              1,074.00                     1,074.00
------------------------------------------------------------------------------------------------------------------------------------
              7/1/97      967 Tag: A4873 KODAK EKTAG              1,127.71                     1,127.71
------------------------------------------------------------------------------------------------------------------------------------
              9/1/97     1024 Tag: A4072 4 PCS OVERH              1,381.27                     1,381.27
------------------------------------------------------------------------------------------------------------------------------------
              9/1/97     1025 Tag: A3400 3 PCS EKTAG              2,172.58                     2,172.58
------------------------------------------------------------------------------------------------------------------------------------
              1-/1/97    1031 Tag: A3145 2 PCS XEROX              4,522.69     19,874.40       4,522.69       19,874.40
------------------------------------------------------------------------------------------------------------------------------------
Leasehold     various various 10/31/99   Oysler Point LI      2,976,277.36  2,976,277.36   2,978,732.56    2,978,732.56     2,455.20
Impr Bd.                                 (55% of 54114
------------------------------------------------------------------------------------------------------------------------------------
                               3/31/00   Oysler Poinl Ll(55%
                                         of 5415B77.38)
------------------------------------------------------------------------------------------------------------------------------------
SOFTWARE      9/30/95       9 Tag: A4786 1 BIOSYM                43,253.56                    43,253.56
------------------------------------------------------------------------------------------------------------------------------------
              3/5/99     5099 Tag:       SOFTWARE Mi              3,610.69     46,864.25       3,610.69       46,864.25
------------------------------------------------------------------------------------------------------------------------------------
                                                              6,990,523.27  6,990,523.27   7,263,067.09    7,263,067.09   272,543.82
-------------------------------------------------------------=======================================================================




                                      19.

                                  SCHEDULE 1.4

                               ASSIGNED CONTRACTS


Research Agreement with Pharmacia & Upjohn dated February 29, 1996, as amended.

Combinatorial Chemistry Agreement with Warner-Lambert Company dated May 15,
1998.

Combinatorial Chemistry Agreement with Signal Pharmaceuticals, Inc. dated July 6, 1998.

Combinatorial Chemistry Agreement with Rhone-Poulenc Rorer dated December 22, 1998.

Combinatorial Chemistry Agreement with Protein Design Labs, Inc. dated December 28, 1998.

Combinatorial Chemistry Agreement with Novalon Pharmaceutical Corporation dated June 28, 1999.




                                       1.

                                  SCHEDULE 1.5

                    GENERAL DESCRIPTION OF ASSIGNED KNOW-HOW


All know-how pertaining to the protocols set forth in Schedule 1.7





                                       1.

                                  SCHEDULE 1.6

                                ASSIGNED PATENTS

                                 (see attached)





                                       1.

PATENTS AND PATENT APPLICATIONS:

1.      U.S. Patent No. 5,703,792
        THREE DIMENSIONAL MEASUREMENT OF MOLECULAR DIVERSITY
               Issued 12/30/97

2.  U.S. Patent No. 5,526,281
        MACHINE LEARNING APPROACH TO MODELING BIOLOGICAL ACTIVITY FOR MOLECULAR DESIGN AND TO MODELING OTHER CHARACTERISTICS Issued 6/11/96

3.  US. Patent No. 5,576,220
        THIN FILM HPMP MATRIX SYSTEMS AND METHODS FOR CONSTRUCTION AND DISPLAYING LIGANDS
               Issued 11/19/96

4.  U.S. Patent No. 5,585,275
        PILOT APPARATUS FOR PEPTIDE SYNTHESIS AND SCREENING
               Issued 12/17/96

5.  U.S. Patent No. 5,591,646
        METHOD AND APPARATUS FOR PEPTIDE SYNTHESIS AND SCREENING
               Issued 1/7/97

6.  U.S. Patent Application Serial No. 08/989,204
        NOVEL SOLID-PHASE SYNTHESIS TECHNIQUES FOR PREPARING MULTIPLE ANALOGOUS COMPOUNDS
               Filed 12/11/97

7.  U.S. Patent Application Serial No. 09/353,158
        PROCESS FOR SYNTHESIS OF BENZOPYRAN DERIVATIVES
               Filed 7/14/99

8.  U.S. Patent Application Serial No. 09/375,803
        PROCESS FOR THE SYNTHESIS OF TRIAZOLOPYRIDIZINE COMPOUNDS
               Filed 8/17/99

9 . U.S. Patent Application Serial No. 09/435,517
        PROCESS FOR THE SYNTHESIS OF QUINAZOLINONES
               Filed 11/8/99

10. U.S. Patent Application Serial No. 09/519,944
        PROCESS FOR THE SYNTHESIS OF DIHYDROPYRIDONES
               Filed 3/7/00

11. U.S. Patent Application Serial No. 09/527,626
        SOLID PHASE SYNTHESIS OF BENZODIAZEPINES DIONES
               Filed 3/16/00

12. U.S. Patent Application Serial No. 09/520,500
        PROLINE DERIVATIVES AND SYNTHESIS THEREOF
               Filed 3/10/00




                                       1.

13. U.S. Patent Application Serial No. 60/142,202
        PROCESS FOR SYNTHESIZING OXADIAZOLES
               Filed 7/1/99

14. U.S. Patent Application Serial No. 60/142,163
        INDOLE SYNTHESIS
               Filed 7/1/99

15. US. Patent Application Serial No. 60/147,451
        SOLID PHASE SYNTHESIS OF HETEROCYCLES
               Filed 8/4/99

16. U.S. Patent Application Serial No. 60/148,169
        SYNTHESIS OF PROTEASE SUBSTRATES
               Filed 8/10/99

17. U.S. Patent Application Serial No. 60/152,005
        PROCESS FOR SYNTHESIZING ISOXAZOLIDINES
               Filed 9/1/99

18. U.S. Patent Application Serial No. 60/151,962
        PROCESS FOR SYNTHESIZING ISOXAZOLINES AND ISOXAZOLES
               Filed 9/1/99

19. U.S. Patent Application Serial No. 60/168,836
        PROCESS FOR THE SYNTHESIS OF PYRAZOLINES
               Filed 12/3/99

20. U.S. Patent Application Serial No. 60/189,067
        QUINAZOLINE SYNTHESIS
               Filed 3/13/00

21. U.S. Patent Application Serial No. 60/191,886
        PROCESS FOR THE SYNTHESIS OF PYRAZOLE DIONES
               Filed 3/23/00

22. U.S. Patent Application Serial No. 60/192,024
        SYNTHESIS OF SOLID SUPPORTED DIHYROPRIDINES
               Filed 3/24/00

23. U.S. Patent Application Serial No. 60/196,061
        PROCESS FOR SYNTHESIZING ISOQUINOLONE INTERMEDIATES
               Filed 4/10/00




                                       2.

                                  SCHEDULE 1.7

                               ASSIGNED PROTOCOLS

                                 (see attached)





                                       1.

AAT Library Protocols
1996-Present

--------------------------------
Library           Group
--------------------------------
AMB001            Combi
--------------------------------
AMB002            Combi
--------------------------------
AMB003            Combi
--------------------------------
AMB004            Combi
--------------------------------
AMB006            Combi
--------------------------------
AMB101            Combi
--------------------------------
AMB102            Combi
--------------------------------
AMB103            Combi
--------------------------------
BAB003            Combi
--------------------------------
BAB005            Combi
--------------------------------
BAB006            Combi
--------------------------------
BAB007            Combi
--------------------------------
BAB009            Combi
--------------------------------
BAB011            Combi
--------------------------------
BAB106            Combi
--------------------------------
BAB206            Combi
--------------------------------
BRZ015-018        Combi
--------------------------------
BR2019            Combi
--------------------------------
BR2020            Combi
--------------------------------
BRZ021            Combi
--------------------------------
BRZ022            Combi
--------------------------------
BRZ023            Combi
--------------------------------
BRZ024            Combi
--------------------------------
BRZ122            Combi
--------------------------------
BRZ123            Combi
--------------------------------
BRZ124            Combi
--------------------------------
BRZ223            Combi
--------------------------------
CP3               Combi
--------------------------------
CP4               Combi
--------------------------------
CP5               Combi
--------------------------------
CP6               Combi
--------------------------------
CP7               Combi
--------------------------------
CQL001            Combi
--------------------------------
CQL002            Combi
--------------------------------
CQL003            Combi
--------------------------------
CQL004            Combi
--------------------------------
CQL005            Combi
--------------------------------
CQL006            Combi
--------------------------------
CQL101            Combi
--------------------------------
CQL104            Combi
--------------------------------
CQL105            Combi
--------------------------------
CQL201            Combi
--------------------------------
CQL204            Combi
--------------------------------
CQL006            Combi
--------------------------------
DC7               Combi
--------------------------------
DC2               Combi
--------------------------------
DR1               Combi
--------------------------------
DR2               Combi
--------------------------------
DR3               Combi
--------------------------------
DR5               Combi
--------------------------------

AAT Library Protocols
1996-Present

--------------------------------
DR6               Combi
--------------------------------
DR7               Combi
--------------------------------
DSC001            Combi
--------------------------------
DSC002            Combi
--------------------------------
DSC003            Combi
--------------------------------
DSC007            Combi
--------------------------------
DSC008            Combi
--------------------------------
DSC108            Combi
--------------------------------
EBK001            Combi
--------------------------------
FXW001            Combi
--------------------------------
FXW101            Combi
--------------------------------
HCH001            Combi
--------------------------------
HOE101            Combi
--------------------------------
UCP3              Combi
--------------------------------
UCP4              Combi
--------------------------------
UCP5              Combi
--------------------------------
UCP6              Combi
--------------------------------
UCP7              Combi
--------------------------------
UCP008            Combi
--------------------------------
UGB002            Combi
--------------------------------
UGB003            Combi
--------------------------------
UGB102            Combi
--------------------------------
UMD001            Combi
--------------------------------
UMD002            Combi
--------------------------------
KSY001            Combi
--------------------------------
KY1               Combi
--------------------------------
KY2               Combi
--------------------------------
KY3               Combi
--------------------------------
KY4               Combi
--------------------------------
KY5               Combi
--------------------------------
MDH1              Combi
--------------------------------
MDH2              Combi
--------------------------------
MDH003            Combi
--------------------------------
MDH019            Combi
--------------------------------
MDH020            Combi
--------------------------------
MDH021            Combi
--------------------------------
MDH11-14          Combi
--------------------------------
MDH11-15          Combi
--------------------------------
MDH24-10          Combi
--------------------------------
MJH002            Combi
--------------------------------
MJH101            Combi
--------------------------------
MJH201            Combi
--------------------------------
MJP001            Combi
--------------------------------
MJP002            Combi
--------------------------------
MJP004            Combi
--------------------------------
MJP104            Combi
--------------------------------
MJP204            Combi
--------------------------------
NAC001            Combi
--------------------------------
NAP001            Combi
--------------------------------
NAP101            Combi
--------------------------------
PPF001            Combi
--------------------------------

AAT Library Protocols
1996-Present

--------------------------------
PPF002            Combi
--------------------------------
PPF003            Combi
--------------------------------
PPF004            Combi
--------------------------------
PPF005            Combi
--------------------------------
PPF006            Combi
--------------------------------
PPF009            Combi
--------------------------------
PPF010            Combi
--------------------------------
PPF019            Combi
--------------------------------
PPF020            Combi
--------------------------------
PPF11-18          Combi
--------------------------------
PPF120            Combi
--------------------------------
P21               Combi
--------------------------------
P22               Combi
--------------------------------
P25               Combi
--------------------------------
P26               Combi
--------------------------------
SPT001            Combi
--------------------------------
SPT002            Combi
--------------------------------
SPT003            Combi
--------------------------------
SPT004            Combi
--------------------------------
SPT102            Combi
--------------------------------
SPT103            Combi
--------------------------------
SPT104            Combi
--------------------------------
SPT105            Combi
--------------------------------
SPT201            Combi
--------------------------------
SXL1              Combi
--------------------------------
SXL2              Combi
--------------------------------
SXL3              Combi
--------------------------------
SXL4              Combi
--------------------------------
SXL5              Combi
--------------------------------
SXL6              Combi
--------------------------------
SXL7              Combi
--------------------------------
SXL9              Combi
--------------------------------
SXL010            Combi
--------------------------------
SXL011            Combi
--------------------------------
SXL012            Combi
--------------------------------
SXL013            Combi
--------------------------------
SXL101            Combi
--------------------------------
TAK001            Combi
--------------------------------
TAK101            Combi
--------------------------------
TGL001            Combi
--------------------------------
TGL101            Combi
--------------------------------
TPH001            Combi
--------------------------------
TPH002            Combi
--------------------------------
TPH003            Combi
--------------------------------
TPH101            Combi
--------------------------------
TPH102            Combi
--------------------------------
TPH201            Combi
--------------------------------
TPH202            Combi
--------------------------------
TRK001            Combi
--------------------------------
ARG501            DISCO
--------------------------------
ARG502            DISCO
--------------------------------

AAT Library Protocols
1996-Present

--------------------------------
ARG503            DISCO
--------------------------------
ARG504            DISCO
--------------------------------
JES501            DISCO
--------------------------------
JIL401            DISCO
--------------------------------
JIL502            DISCO
--------------------------------
LIG-A01           DISCO
--------------------------------

Production Technical Operating Procedures

Rev. Code 8 Apr 1999 JMP


-----------------------------------------------------------------------------------------------------------
        TITLE                             DESCRIPTION                          REV CODE         SUB-FILE
-----------------------------------------------------------------------------------------------------------
                        100 SERIES: INSTRUMENTATION
-----------------------------------------------------------------------------------------------------------

CS Validation           Validation of Computerized Systems                27 Jan 99 JMP
-----------------------------------------------------------------------------------------------------------

Sebastian Requirement   Requirements Definition Doc. for Computer         1 Feb 99 JMP
                        Systems Validate
-----------------------------------------------------------------------------------------------------------

Sebastian I.Q.          Sebastian Installation Qualification              27 Jan 99 ASL
-----------------------------------------------------------------------------------------------------------

Sebastian O.Q.          Sebastian Operational Qualification               1 Feb 99 ASL
-----------------------------------------------------------------------------------------------------------

Sebastian P.Q.          Sebastian Performance Qualification               7 Mar 99 ASL
-----------------------------------------------------------------------------------------------------------

Hydra Calibration       Calibration of the Robbins Hydra 96               3 Feb 99 JMP
-----------------------------------------------------------------------------------------------------------

Hydra                   Operating the Robbins Hydra 96                    6 March 1998 DG
-----------------------------------------------------------------------------------------------------------

Lyo/Condenser           __ating the VirTis Unitop Iyophilizer and         5 May 1997 ZTN
                        FreezeMobile cond___
-----------------------------------------------------------------------------------------------------------

Matrix                  Operating the Matrix IMPACT multichannel          5 May 1997 ZTN
                        Pipettor
-----------------------------------------------------------------------------------------------------------

Moduline                Washing with the Moduline Model A Dispenser       7 March 1998 DG
-----------------------------------------------------------------------------------------------------------

Savant                  ___rating the Savant Speedvac for concentrating   5 May 1997 ZTN
                        liquid san___
-----------------------------------------------------------------------------------------------------------

Tomtec vac box          Operating the Tomtec vacuum box                   10 April 1998 DGR
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

Moduline Carousel       ___od for washing plates with the Moduline        4 March 1998 DGR
                        Automatic Car___
-----------------------------------------------------------------------------------------------------------

Supelco Visprep         Operating the Supelco Visiprep vacuum manifold    11 Dec 1996 SPT
-----------------------------------------------------------------------------------------------------------

Tecan Genesis           Operating the Tecan Genesis robot                 12 Dec 1996 DR
-----------------------------------------------------------------------------------------------------------

Genevac I.Q/O.Q         Genevac Installation/Operation Qualification      26 Nov 97 BAW
-----------------------------------------------------------------------------------------------------------

Genevac P.Q.            Genevac Performance Qualification                 3 Dec 97 BAW
-----------------------------------------------------------------------------------------------------------

Genevac                 Operating the Genevac                             9 Dec 97 BAW
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                        200 SERIES: LIBRARY TECHNIQUES
-----------------------------------------------------------------------------------------------------------

Clamping                Clamping production plates                       1 April 1998 DGP
-----------------------------------------------------------------------------------------------------------

N2 Drainage             Product recovery via positive pressure           6 May 1997 ZTN
-----------------------------------------------------------------------------------------------------------

Cleaving from resins    Method for cleaving compounds from resin in      27 May 1997 ZTN
                        PolyFil plate
-----------------------------------------------------------------------------------------------------------

Swirl and plate         Transferring resin to Polyfilltronics plates     7 May 1997 ZTN
                        from tritted cartridge to ___
-----------------------------------------------------------------------------------------------------------

Protocol Handling       Production Protocol handling procedure           2 March 1998 DG
-----------------------------------------------------------------------------------------------------------

Standard Replacement    Returning products from QC Standard Analysis     6 March 1998 NGR
                        to wells
-----------------------------------------------------------------------------------------------------------

        TITLE                             DESCRIPTION                        REV CODE              SUB-FILE
-----------------------------------------------------------------------------------------------------------

                        300 SERIES: PLATING
-----------------------------------------------------------------------------------------------------------

Plating prep            Preparation for plating using the Robbins        15 May 1997 ZTN
                        Hydra 96
-----------------------------------------------------------------------------------------------------------

Resin prep using LAMPS  Separation of 9 samples of bulk resin using      5 May 1997 EHL
                        LAMPS monitor
-----------------------------------------------------------------------------------------------------------

Resin transfer w/       Transfer via fritted Falcon Places to 88 wells   20 April 1998 DGR
Falco_                  of a deepwell
-----------------------------------------------------------------------------------------------------------

Kenner Resin Prep       Preparation of Kenner Linker on Resin            13 Jan 1998 MRD
-----------------------------------------------------------------------------------------------------------

Kenner Resin            Validation of Kenner resin                       20 Jan 1998 MRD
Validation
-----------------------------------------------------------------------------------------------------------

Thiophenol Prep         Preparation of Thiophenol Resin                  13 Jan 1998 MRD
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                        800 SERIES: SLE
-----------------------------------------------------------------------------------------------------------

SLE Packing             Packing Hydromatrix material into                26 Feb 1998 DGP
                        Polyfilltronics places
-----------------------------------------------------------------------------------------------------------

PE/silica Polyfi.       SPE in 96 well format using Hydromatrix          5 May 1997 SPT
hydrom__                material and Silica Gel 60 A in
                        Polyfilltronics plates
-----------------------------------------------------------------------------------------------------------

                                  SCHEDULE 1.8

                                ASSIGNED SOFTWARE




NAMES OF SOFTWARE PROGRAMS

1.      ICE PICK
2.      COMPASS
3.      HAMMERHAD
4.      SIDEWINDER
5.      MOLECULAR DOCKER
6.      BAR CODING
7.      COMBIGEN

DESCRIPTIONS OF SELECTED SOFTWARE PROGRAMS

        ICEPICK is a system for computationally selecting diverse sets of molecules. It computes the dissimilarity of the surface-accessible features of two molecules, taking into account conformational flexibility. Then, the intrinsic diversity of an entire set of molecules is calculated from spanning tree over the pairwise dissimilarities. IcePick's dissimilarity measure is compared against traditional 2D topological approaches, and the spanning tree diversity measure is compared against commonly used variance techniques.

        COMPASS allows for the building of predictive models for interactive drug design in the absence of a known target protein structure, by removing major obstacles to accurate prediction and automatically selecting conformations and alignments of molecules without benefit of a characterized active site. The technique combines explicit representation of molecular shape and neural network learning methods to produce highly predictive models, even across chemically distinct classes of molecules.

        HAMMERHEAD can be successfully applied to dock a variety of ligands into their cognate proteins, and is used for screening large databases of flexible molecules for binding to a protein of known structure. It correctly docks flexible ligands, spending an average of a few seconds on each compound during a screen. Hammerhead is completely automated, including the elucidation of protein building sites, through the docking of molecules, to the final selection of compounds for assay.

        SIDEWINDER performs directed sidechain selection given a protein structure, ligand and binding hypothesis, and an array of potential sidechains. Sidewinder computes predicted sets of the best sidechains at each specified site. The software accurately generates sidechain conformations, attaches sidechains at the designated scaffold point, refines and prunes the sidechains, and finally refines and scores the entire ligand.




                                       1.

        MOLECULAR DOCKER aligns small molecules to a protein structure and estimates their binding affinity. The algorithm represents a protein's binding site in a way that is specifically sited to molecular docking applications. Initially, the protein's surface is coated with a collection of molecular fragments that potentially interact with the protein. Each probe, serves as a potential alignment point for atoms in a ligand, and is scored to represent that probe's affinity for the protein. Probes are then clustered by accumulating their affinities. High affinity clusters are identified as being the "stickiest" portions of the protein surface. The stickiest cluster is used as a computation binding pocket for docking.

        COMBIGEN is Axys' proprietary in-house program for the enumeration of library compound databases using a virtual chemistry approach. Presently Axys is in the process of converting from this software to Afferent Structure(TM) software from Afferent Systems, Inc.

BARCODING SOFTWARE

               Axys' in-house intranet-based barcoding combines a straightforward error checking interface with a chemical tracking database. The interface minimizes the chances for operator error by taking barcoded input directly from the barcoding scanner, and further reduces the chances for error by requiring mutually corroborating input of catalog information and molecular weight, which is checked for consistency from a database.





                                       2.

                                 SCHEDULE 2.1(b)

                               FORMS OF ASSIGNMENT







                                       1.

                                  BILL OF SALE


               This Bill of Sale dated as of April ___, 2000 is being made pursuant to that certain Technology Assignment and License Agreement (THE "TECHNOLOGY ASSIGNMENT AND LICENSE AGREEMENT") dated April ___, 2000 by and between Axys Pharmaceuticals, Inc., a Delaware corporation (the "COMPANY") and Axys Advanced Technologies, Inc., a Delaware corporation ("AAT").

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agree as follows:

               1. Capitalized terms used herein but not defined herein shall have the meanings assigned such terms in the Technology Assignment and License Agreement.

               2. Subject to the terms and conditions set forth in the Technology Assignment and License Agreement, the Company does hereby sell, transfer, assign and deliver to AAT, free and clear of all liens, claims, charges and other encumbrances of any nature whatsoever, for AAT and AAT's assigns to have and to hold forever, all of the Company's right, title and interest in and to the assets, properties, rights and contracts set forth below, as the same shall exist today, AS IS and WHERE IS (collectively, the "PURCHASED ASSETS"):

                  (a) the tangible assets listed in Schedule 1.2 hereto;

                  (b) any and all Information that is Controlled by the Company as of today, including, without limitation, the Information identified generally in Schedule 1.5 attached hereto, which is necessary to or used by AAT in its current combinatorial chemistry business, but excluding the Assigned Protocols and Licensed Technology;

                  (c) the patents and patent applications set forth in Schedule
1.6 hereto, and including any and all rights that are Controlled by the Company as of today with respect to such patents and patent applications, including without limitation the rights to enforce and/or file any non-provisionals, divisionals, continuations, continuations-in-part, substitutions, reissues, reexaminations, extensions and foreign equivalents thereof.

                  (d) all of the Protocols Controlled by the Company that are set forth in Schedule 1.7 hereto, and all trade secret and other intellectual property rights in such Protocols that are Controlled by the Company as of today;

                  (e) all of the computer software programs, in object code and, to the extent Controlled by the Company, source code forms, that are either owned by the Company or licensed to the Company and are described generally in
Schedule 1.8 hereto, and all documentation for such programs in the Company's possession as of today, and all copyright and other intellectual property rights in any of the foregoing that are Controlled by the Company as of today;

                  (f) notwithstanding the foregoing, all of the rights granted under subsections (b), (c), (d) and (e) above are expressly subject to any and all license rights that the Company has previously granted to third parties identified on Schedule 2.1(d) to the Technology Assignment and License Agreement, under the contracts specified in Schedule 2.1(d) to the Technology Assignment and License Agreement, with respect to such technology and intellectual property rights, to the extent and so long as such license rights remain in force; and

                  (g) all of the Company's rights, claims and benefits (except as otherwise provided in subsection (h)) under the Assigned Contracts.

               3. AAT hereby waives compliance by the Company with the provisions of the bulk transfer laws of any state. The Company covenants and agrees to pay and discharge when due all claims of creditors which could be asserted against AAT by reason of such noncompliance.

               4. Notwithstanding any other provisions of this Bill of Sale to the contrary, nothing contained in this Bill of Sale shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge or in any way affect the provisions, including warranties, covenants, agreements, conditions, representations or, in general any of rights and remedies, and any of the obligations and indemnifications of the Company or AAT set forth in the Technology Assignment and License Agreement nor shall this Bill of Sale expand or enlarge any remedies under the Technology Assignment and License Agreement including without limitation any limits on indemnification specified therein. This Bill of Sale is intended only to effect the transfer of certain property to be transferred pursuant to the Technology Assignment and License Agreement and shall be governed entirely in accordance with the terms and conditions of the Technology Assignment and License Agreement.

               5. This Bill of Sale shall in all respects be construed in accordance with and governed by the laws of the State of California without giving effect to its conflicts-of-laws principles.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the Company has caused this Bill of Sale to be executed and delivered on the date and year first written above.




                                            AXYS PHARMACEUTICALS, INC.,
                                            a Delaware corporation



                                            By:    _____________________________

                                            Name:  _____________________________

                                            Title: _____________________________




                        [SIGNATURE PAGE TO BILL OF SALE]

                                  SCHEDULE 1.2

                           ADDITIONAL CHEMISTRY ASSETS

                                 (see attached)



See Schedule 1.2 to Technology Assignment and License Agreement.

                                  SCHEDULE 1.5

                    GENERAL DESCRIPTION OF ASSIGNED KNOW-HOW


All know-how pertaining to the protocols set forth in Schedule 1.7

                                  SCHEDULE 1.6

                                ASSIGNED PATENTS

                                 (see attached)



See Schedule 1.6 to Technology Assignment and License Agreement.

                                  SCHEDULE 1.7

                               ASSIGNED PROTOCOLS

                                 (see attached)



See Schedule 1.7 to Technology Assignment and License Agreement.

                                  SCHEDULE 1.8

                                ASSIGNED SOFTWARE



See Schedule 1.8 to Technology Assignment and License Agreement.

                  ASSIGNMENT OF PATENTS AND PATENT APPLICATIONS



               This Assignment of Patents and Patent Applications Agreement (the "ASSIGNMENT") dated as of April ___, 2000 (the "EFFECTIVE DATE"), is being made pursuant to that certain Technology Assignment and License Agreement (the "TECHNOLOGY ASSIGNMENT AND LICENSE AGREEMENT") dated April ___, 2000 by and between Axys Pharmaceuticals, Inc., a Delaware corporation with offices at 180 Kimball Way, South San Francisco, CA 94080 (the "b") and Axys Advanced Technologies, Inc., a Delaware corporation with offices at 180 Kimball Way, South San Francisco, CA 94080 (the "ASSIGNEE").

               For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor makes the following assignment:

1.      Assignment of Patent Rights to Assignee.

               a. Under and in accordance with the Technology Assignment and License Agreement, Assignor hereby assigns, transfers and conveys to the Assignee all of the Assignor's right, title and interest throughout the world in and to the patents and patent applications set forth in Schedule 1.6, which is attached to and made a part of this Assignment, and in and to any and all U.S., or foreign equivalents thereof, including without limitation any extensions, non-provisionals, continuations-in-part, divisionals, reissues and renewals thereof, and in and to any and all U.S. or foreign patents that are granted from such patent applications (collectively, the "ASSIGNED PATENTS"), and further, all rights and privileges pertaining to the Assigned Patents including, without limitation the right, if any, to sue or bring other actions (including, but not limited to, collection of damages) for past, present and future infringement thereof. The assignments described in this Section 1 may be hereinafter referred to as the "ASSIGNMENTS").

               b. The Assignor agrees to assist the Assignee in every proper way, at the Assignee's expense, to evidence and perfect the Assignments and to apply for and obtain and from time to time enforce, maintain and defend the Assigned Patents in any and all countries that the Assignee may designate from time to time. The Assignor will execute all documents that the Assignee may request for such purposes. If the Assignee is unable for any reason whatsoever to secure the signature of a duly authorized officer of the Assignor to any document that the Assignor is required to execute pursuant to the foregoing, the Assignor hereby irrevocably designates and appoints the Assignee and its duly authorized officers and agents, with full power of substitution, as its agents and attorneys-in-fact to act for and in its behalf and instead of the Assignor, to execute and file any such document and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by the Assignor.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the Assignor has signed this Agreement effective as of the date first above written.



                                            AXYS PHARMACEUTICALS, INC.,



                                            By:    _____________________________

                                            Name:  _____________________________

                                            Title: _____________________________



STATE OF CALIFORNIA         )
                            )  ss
COUNTY OF __________________)



        On ___________________, before me, ______________________, Notary
Public, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.




                                            ____________________________________
                                            Signature

[SEAL]

                                  SCHEDULE 1.6


        Assigned Patents                                         Issued or Filed
        ----------------                                         ---------------


See Schedule 1.6 to Technology Assignment and License Agreement.

                    ASSIGNMENT OF TRADEMARKS AND SERVICEMARKS



               This Trademark and Servicemark Assignment (the "ASSIGNMENT") dated as of April ___, 2000 (the "EFFECTIVE DATE") is being made pursuant to that certain Technology Assignment and License Agreement (the "TECHNOLOGY ASSIGNMENT AND LICENSE AGREEMENT") dated April ___, 2000 by and between Axys Pharmaceuticals, Inc., a Delaware corporation with offices at 180 Kimball Way, South San Francisco, CA 94080 (the "ASSIGNOR") and Axys Advanced Technologies, Inc., a Delaware corporation with offices at 180 Kimball Way, South San Francisco, CA 94080 (the "ASSIGNEE").

               WHEREAS, Assignor has adopted, used, is using and is the owner of all trademarks and servicemarks and trademark and servicemark registrations and applications for trademarks and servicemarks set forth in Exhibit A attached hereto, and all other rights appurtenant thereto, including, but not limited to, all common law rights, trade name rights and the right to recover for past infringement throughout the world (the "TRADEMARKS");

               WHEREAS, Assignor has acquired goodwill associated with and symbolized by said Trademarks and has not abandoned the same;

               WHEREAS, Assignee is desirous of acquiring all rights, title and interest in and to the Trademarks throughout the world; and

               WHEREAS, Assignor is willing to assign to Assignee all rights, title and interest as Assignor may possess in and to the Trademarks throughout the world.

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor makes the following assignment:

               1. ASSIGNMENT.

                  a. Assignor hereby assigns to Assignee all of Assignor's rights, title and interest in and to the Trademarks throughout the world, together with the goodwill symbolized by said Trademarks; said rights, title and interest include, without limitation, any and all causes of action heretofore accrued in Assignor's favor for infringement of the aforesaid rights, to have and to hold the same unto Assignee, its successors and assigns, for and during the existence of the rights and all renewals thereof.

                  b. At any time, and from time to time hereafter, Assignor shall forthwith, upon Assignee's written request and at the Assignee's expense, take any and all steps to execute, acknowledge and deliver to Assignee any and all further instruments and assurances necessary or expedient in order to vest the aforesaid rights in Assignee and to facilitate Assignee's enjoyment and enforcement of said rights and causes of action.

                  c. Assignor hereby constitutes and appoints Assignee as Assignor's true and lawful attorney in fact, with full power of substitution in Assignor's name and stead, to take any and all steps, including proceedings at law, in equity or otherwise, to execute, acknowledge and deliver any and all instruments and assurances necessary or expedient in order to vest or perfect the aforesaid rights and causes of action more effectively in Assignee or to protect the same or to enforce any claim or right of any kind with respect thereto. This includes, but is not limited to, any rights with respect to the Trademarks that may have accrued in Assignor's favor from the respective date of first use of the Trademarks to the Effective Date of this Assignment. Assignor hereby declares that the foregoing power is coupled with an interest and as such is irrevocable.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the Assignor has executed this Assignment as of the Effective Date first set forth above.


AXYS PHARMACEUTICALS, INC.

By:    ___________________________

Name:  ___________________________

Title: ___________________________



STATE OF CALIFORNIA         )
                            )  ss
COUNTY OF __________________)



        On ___________________, before me, ______________________, Notary
Public, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.



                                            ____________________________________
                                            Signature

[SEAL]

                                    EXHIBIT A

     CONFIDENTIAL AND PROPRIETARY AXYS ADVANCE TECHNOLOGIES, INC INFORMATION




                        PENDING SERVICE MARK APPLICATIONS



COMBIMED:

               S.N.: 75/737109: Filed 6/23/99

COMBIMED CHEM:

               S.N.: 75/737111: Filed 6/23/99

COMBIPHARM:

               S.N.: 75/737116: Filed 6/23/99







Ref: CombiChemDockets\1_AAT.ddfoc2.doc

                            ASSIGNMENT OF COPYRIGHTS


               This Assignment of Copyrights (the "ASSIGNMENT") dated as of April __, 2000 (the "EFFECTIVE Date") is being made pursuant to that certain Technology Assignment and License Agreement (the "TECHNOLOGY ASSIGNMENT AND LICENSE AGREEMENT") dated April __, 2000 by and between Axys Pharmaceuticals, Inc., a Delaware corporation with offices at 180 Kimball Way, South San Francisco, CA 94080 (the "ASSIGNOR") and Axys Advanced Technologies, Inc., a Delaware corporation with offices at 180 Kimball Way, South San Francisco, CA 94080 (the "ASSIGNEE").

               For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor makes the following assignment:

               1. Under and in accordance with the Technology Assignment and License Agreement, Assignor hereby assigns to Assignee all of Assignor's rights, title and interest in and to the works described in Schedules 1.7 and 1.8 attached hereto and incorporated herein by this reference (the "WORKS"); said rights, title and interest including, but not limited to, all copyrights, copyright applications, copyright registrations, copyrightable subject matter in the Works, rights of reproduction, distribution, performance and display, the right to prepare derivative works and any and all causes of action heretofore accrued in Assignor's favor for infringement of the aforesaid rights, to have and to hold the same unto Assignee, its successors and assigns, for and during the existence of the rights and all renewals and extensions thereof.

               2. Assignor hereby assigns to Assignee and waives any and all moral or other rights Assignor may have in and to the Works or any portion thereof.

               3. Assignor hereby constitutes and appoints Assignee as Assignor's true and lawful attorney-in-fact, with full power of substitution in Assignor's name and stead, to take any and all steps, including proceedings at law, in equity or otherwise, to execute, acknowledge and deliver any and all instruments and assurances necessary or expedient in order to vest or perfect the aforesaid rights and causes of action more effectively in Assignee or to protect the same or to enforce any claim or right of any kind with respect thereto. This includes, but is not limited to, any rights with respect to the Works that may have accrued in Assignor's favor from the respective date of creation of the Works to the date of this Assignment. Assignor hereby declares that the foregoing power is coupled with an interest and as such is irrevocable.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, Assignor has signed this Assignment effective as of the date first above written.


                                            AXYS PHARMACEUTICALS, INC.



                                            By:    _____________________________

                                            Name:  _____________________________

                                            Title: _____________________________



STATE OF CALIFORNIA         )
                            )  ss
COUNTY OF __________________)



               On ___________________, before me, ______________________, Notary
Public, personally appeared ________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

        WITNESS my hand and official seal.



                                            ____________________________________
                                            Signature

[SEAL]

                                  SCHEDULE 1.7

                               ASSIGNED PROTOCOLS

                                 (see attached)



See Schedule 1.7 to Technology Assignment and License Agreement.

                                  SCHEDULE 1.8

                                ASSIGNED SOFTWARE



See Schedule 1.8 to Technology Assignment and License Agreement.

                                 SCHEDULE 2.1(d)

                                  LICENSES-OUT


        THIRD PARTY                     AGREEMENT
        -----------                     ---------
1.      Akkadix, Inc.                   License Agreement between Axys and Xyris
                                        Corporation (the predecessor of Akkadix)
                                        dated January 29, 1999, as amended.

2.

3.

Document Number:  310957